BISHOP STREET
                                        FUNDS

                                        ANNUAL REPORT
                                        DECEMBER 31, 2001

                                        EQUITY FUND
                                        HIGH GRADE INCOME FUND
                                        HAWAII MUNICIPAL BOND FUND
                                        MONEY MARKET FUND
                                        TREASURY MONEY MARKET FUND


                                        INVESTMENT ADVISER
                                        BISHOP STREET
                                        CAPITAL MANAGEMENT

                                        [BISHOP STREET LOGO OMITTED]

                 NEW IRA OPPORTUNITIES FOR RETIREMENT INVESTING

The tax relief act enacted last spring does more than just lower taxes. Beginning in 2002, it raises contribution limits for retirement plan and IRA accounts.

If you:
o Invest in a traditional or Roth IRA
o Participate in an employer-sponsored retirement plan
o Expect to transfer or inherit an estate
o Pay federal income taxes
o Are married or have children

Then you will be pleased to learn more about how these new laws provide . . .

o ENHANCED SAVINGS OPPORTUNITY WITH INCREASED CONTRIBUTION LIMITS.
o LOWER TAX LIABILITY FOR LOW TO MIDDLE INCOME TAXPAYERS.
o GREATER FLEXIBILITY WITH EXPANDED ROLLOVER OPTIONS.

Visit us at
www.bishopstreetfunds.com
or call 1-800-262-9565
today to discover how the Bishop Street Funds can help you take advantage of the new tax laws in planning your financial future.

 SEI Investments Distribution Co. serves as Distributor for Bishop Street Funds and is not affiliated with First Hawaiian Bank, Bank of the West or BancWest Corporation. BancWest Corporation is a wholly-owned subsidiary of BNPParibas.

             Not FDIC Insured   May Lose Value   No Bank Guarantee

                                  BISHOP STREET
                                TABLE OF CONTENTS
                                      FUNDS

      LETTER TO SHAREHOLDERS .........................................  2

      INVESTMENT ADVISER'S REPORT ....................................  4

      EQUITY FUND
            Management Discussion ....................................  6
            Statement of Net Assets ..................................  9

      HIGH GRADE INCOME FUND
            Management Discussion .................................... 14
            Statement of Net Assets .................................. 16

      HAWAII MUNICIPAL BOND FUND
            Management Discussion .................................... 21
            Statement of Net Assets .................................. 23

      MONEY MARKET & TREASURY MONEY MARKET FUNDS
            Management Discussion .................................... 32
            Statements of Net Assets ................................. 33
      Statements of Operations ....................................... 38
      Statements of Changes in Net Assets ............................ 39
      Financial Highlights ........................................... 42
      Notes to Financial Statements .................................. 44
      Report of Independent Accountants .............................. 52
      Notice to Shareholders ......................................... 53
      Board of Trustees .............................................. 54

                                  BISHOP STREET
                              LETTER TO SHAREHOLDERS
                                         FUNDS

[PHOTO OF ROBIN MIDKIFF OMITTED] DEAR SHAREHOLDER:


In the aftermath of the tragic events of September 11th, both the national economy and the financial markets have made surprising strides toward normalcy. The seizing up of economic activity in the second half of September has been reversed and most forward-looking indicators are signaling an incipient recovery. In the stock market, the panic sell-off in prices in the week after the markets reopened seems a distant memory, and all major market benchmarks recently surpassed their September 10th levels. To be sure, the economy is in a recession and the stock market is still well below its highs of early 2000, but the purgative effects of the bear market and the economic contraction have set the stage for better days.

As the new President of the Fund's Investment Adviser, I would like to update you on developments at Bishop Street Capital Management. With over 23 years of wealth management experience with JP Morgan Private Bank and previously at Wells Fargo Institutional Trust Company as Managing Director and CEO, I have focused my energies on refining and improving our investment disciplines as well as strengthening and deepening our pool of talented people. We remain committed to building a world-class investment organization. As part of this process, Gregory Ratte, CFA, has been appointed our new Chief Investment Officer. Greg has over 17 years of investment experience, most recently at Bessemer Trust in New York City where he was Deputy Chief Investment Officer and previously at Brundage, Story & Rose, where he was a partner and Chief Investment Officer. To further strengthen our investment organization, we are hiring four senior investment professionals who will enhance the breadth and depth of our research, equity and fixed-income portfolio management disciplines.

Additionally, at the end of 2001, we became a member of the BNP Paribas family. While our investment strategy remains unchanged - to emphasize and deliver



Bishop Street Funds                     2

                                                                [BISHOP STREET
                                                                 LOGO OMITTED]



quality investments to shareholders, manage risk and deliver consistent performance -- we will be tapping the resources and expertise of this $160 billion money manager to bring you a broader array of investment products and services.

Thank you for your continued confidence. As long-term investors we are firm believers in the fundamental strength of the U.S.financial markets and the growth potential of the U.S. economy.

Sincerely,

/S/Robin S. Midkiff

Robin S. Midkiff
President
Bishop Street Capital Management




December 31, 2001                     3               www.bishopstreetfunds.com

                                  BISHOP STREET
                           INVESTMENT ADVISER'S REPORT
                                      FUNDS


As we look out into 2002, the economy should return more toward normalcy, responding to the macro forces at work in the same way it has in past cycles. We expect that the very aggressive action of the Federal Reserve Bank (the "Fed") under Alan Greenspan to bring short-term interest rates to the lowest level in 40 years will stimulate economic activity, just as it has historically done. The fiscal stimulus of tax rebates, tax cuts and spending initiators should work to both soften the contraction and hasten the following expansion.

Finally, there is the greatest normalcy of all, the business cycle-- consigned to the dust bin of history by the acolytes of the "New Economy," but very much a part of the economic recovery we expect to be in place by the second half of 2002. Inventories have been declining all year and are at their lowest level relative to the economy since 1983, so companies restocking their shelves should magnify the first hint of a pick-up in demand. Capital spending and production have also fallen far faster than demand, as they usually do, and will therefore likely enhance the economic environment when they recover. And, the drop in interest rates has reduced debt service burdens for both consumers and businesses, freeing up savings, while lowering the cost of capital for new investments.

We believe the concept of the business cycle is just as valid in the financial markets. Painful as it was, the drop in equity prices that began in March 2000 and likely ended in September of this year was not unprecedented. In fact, the magnitude (-35% peak to trough) and duration (one and a half years) almost exactly match the average post-war bear market. It is our opinion that, barring another calamity, the bottom of this down cycle was the panic sell-off in September, as investors broadly capitulated and accepted what had before been the worst-case scenario: a full economic recession. Once this became the consensus view, by definition the bad news was "priced into" the market, and the focus became when the economy, and corporate profits, would begin to recover. In this discounting process, the market is clearly forecasting an improvement by the second half of next year, further reinforcing our conclusion that this will be a short, shallow recession that is probably already more than half over.


Bishop Street Funds                      4

                                                                [BISHOP STREET
                                                                 LOGO OMITTED]




While this is a fairly optimistic outlook, we believe that there are caveats. For one, the international situation is still very fluid. Victories in Afghanistan, which have had no small part in the market's rally, could easily revert from positives to uncertainties. More importantly for the longer run, an inherently riskier world implies more risk premium in stock prices (i.e. lower valuations over time) and the stock market is still expensive in a historical context. The excesses of the last cycle were quite sensational, and the skeptic in us finds it unlikely that those excesses have all been undone so quickly. Steadily higher stock prices in the last half of the `90's meant that companies had ready access to capital, leading to substantial over-investment in many industries. The exuberance of the period also lowered many investors' guard relative to risk exposure, and more financial debacles like the Enron bankruptcy are all too likely. Finally, with the great bull market and expansion of the 1990's over, consumers, the real engine of the economy, will probably not soon return to their profligate ways. Savings will likely rise, growth in discretionary spending will slow and the overall rate of recovery in the economy will be moderate compared to the last half of the last century.

On balance, our outlook is positive, but cautiously so. We expect the economy to be expanding by the second half of 2002, but much of that improvement has already been priced into the stock market. Progress from these levels, given the dramatic bounce in the stocks since late September, is likely to be far more uneven. Further stock market advances will require a meaningful recovery in corporate earnings. Furthermore, in our opinion, intermediate and long-term interest rates saw their lows for this cycle in late October, while the large government surpluses trumpeted last year have all but disappeared in the recent flurry of tax cuts, revenue declines and spending initiatives. It is in sum, an improving outlook, but one more fraught with risk and uncertainty than most of us would have imagined such a short time ago.


December 31, 2001                      5              www.bishopstreetfunds.com

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

Equity Fund
-------------------------------------------------------------------------------

At the start of the third quarter, in keeping with our outlook that consumer spending would remain strong and manufacturing would begin a slow recovery, we emphasized those sectors likely to outperform: consumer cyclicals, industrials, and basic materials. The profound economic and psychological dislocations of September 11th, however, sent the markets sharply downward, piercing the lows of the first quarter. Uncertainty about the degree to which consumers and corporations would curtail spending in the aftermath crushed investor enthusiasm for cyclical and growth sectors; only healthcare and staples emerged from the quarter unscathed. Our focus on a cyclical recovery cost us in September and hurt us relative to our benchmark for the quarter.

The fourth quarter, however, was a better story. Aggressive action by monetary and fiscal authorities, both domestic and international, victories in Afghanistan, and clearer signs of recovery in US manufacturing revitalized investor interest in stocks. Sector beneficiaries were those particularly pummeled during the third quarter: consumer discretion, technology, and cyclicals. The Bishop Street Equity Fund Institutional Class, with its focus on growth and recovery, outperformed the S&P 500 Composite Index for the fourth quarter, returning 12.00%*, as compared to its benchmark, which returned 10.69%. Looking forward into 2002, we anticipate that the markets will favor stocks sensitive to cyclical recovery and economic growth.

Despite the Fund's outperformance during the final quarter, it has clearly lagged its benchmark for the other three quarters of 2001. For the year ending December 31, 2001, the Bishop Street Equity Fund Institutional Class produced a total return of -25.61%**. By comparison, the unmanaged S&P 500


Bishop Street Funds                      6

                                                                 [BISHOP STREET
                                                                  LOGO OMITTED]


Composite Index returned -11.88%. Our focus on the growth oriented sectors of the economy proved to be a double jeopardy, as both earnings and the multiples of these companies came under pressure. As we look ahead, the improving outlook for both the economy and corporate profit growth now presents us with a reversal of these trends, and high quality growth companies are now selling at attractive levels relative to their peers, with substantially better long-term prospects.

 * The Bishop Street Equity Fund (Class A shares) produced a 4th Quarter return of 11.72%. Including the maximum sales charge of 5.75%, total return was 5.26%. Past performance is no guarantee of future results.

** The Bishop Street Equity Fund (Class A shares) produced a total return of
   -25.80%. Including the maximum sales charge of 5.75%, total return was -30.05%. Past performance is no guarantee of future results.





December 31, 2001                      7             www.bishopstreetfunds.com

Equity Fund
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
        IN THE BISHOP STREET EQUITY FUND, INSTITUTIONAL CLASS OR CLASS A, VERSUS THE S&P 500 COMPOSITE INDEX AND THE CONSUMER PRICE INDEX.

[GRAPH OMITTED]
[Plot PointS follow:]

           Bishop Street      Bishop Street        S&P 500      Consumer
            EquityFund,        EquityFund,        Composite       Price
       Institutional Class#     Class A#+           Index         Index

1/31/97       10,000               9,425           10,000        10,000
6/97         11,105              10,466           11,350        10,070
12/97        12,032              11,340           12,550        10,171
6/98         14,165              13,351           14,771        10,242
12/98        16,008              15,088           16,139        10,334
6/99         17,807              16,784           18,137        10,448
12/99        19,909              18,739           19,534        10,606
6/00         19,698              18,497           19,450        10,831
12/00        16,684              15,649           17,754        10,962
6/01         13,901              12,281           16,564        11,171
12/01        12,411              10,947           15,643        11,137

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

# Account value if you reinvested income and capital gains.

                 AVERAGE ANNUAL TOTAL RETURNS++
        ------------------------------------------------
             ONE          ANNUALIZED        ANNUALIZED
            YEAR            3 YEAR          INCEPTION
           RETURN           RETURN           TO DATE
        ------------------------------------------------
           -25.61%          -8.13%             4.70%      Institutional Class*
        ------------------------------------------------
           -25.80%          -8.36%+          -10.84%      Class A**
        ------------------------------------------------
           -30.05%         -10.14%+          -12.89%      Class A, with load***
        ------------------------------------------------

  * Commenced operations on 01/31/97.
 ** Commenced operations on 06/14/99.
*** Reflects 5.75% sales charge.
  + Prior performance information represents performance of the Institutional
    Class, which was offered on 01/31/97. Institutional Class performance has been adjusted to reflect the Class A sales charge, but has not been adjusted to reflect Class A Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.
++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Bishop Street Funds                     8

Equity Fund
--------------------------------------------------------------------------------

                             TOP TEN EQUITY HOLDINGS

  ------------------------------------------------------------------------
                                                          Percentage of
                                                           Investments
  ------------------------------------------------------------------------
   1. General Electric                                        4.1%
  ------------------------------------------------------------------------
   2. Citigroup                                               3.4%
  ------------------------------------------------------------------------
   3. Microsoft                                               3.3%
  ------------------------------------------------------------------------
   4. Tyco International Ltd                                  3.1%
  ------------------------------------------------------------------------
   5. Bank of New York                                        2.8%
  ------------------------------------------------------------------------
   6. Pfizer                                                  2.5%
  ------------------------------------------------------------------------
   7. Intel                                                   2.4%
  ------------------------------------------------------------------------
   8. Dow Chemical                                            2.1%
  ------------------------------------------------------------------------
   9. AOL Time Warner                                         2.1%
--------------------------------------------------------------------------
  10. Wal-Mart Stores                                         2.1%
--------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS


                                                                Market
                                                                 Value
      Shares                                                     (000)
     ---------                                                ---------
                             COMMON STOCK -- 96.0%
ADVERTISING -- 1.0%
     25,580    Omnicom Group                                  $  2,286
                                                              --------
AIR FREIGHT & COURIERS -- 1.1%
     43,730    United Parcel Service, Cl B                       2,383
                                                              --------
ALUMINUM -- 1.7%
    106,010    Alcoa                                             3,769
                                                              --------
BANKS -- 3.9%
    148,750    Bank of New York                                  6,069
     65,820    Mellon Financial                                  2,476
                                                              --------
                                                                 8,545
                                                              --------
BIOTECHNOLOGY -- 3.3%
     49,830    Amgen*                                            2,812
     40,306    Genentech* (A)                                    2,187
     38,830    Genzyme - General Division*                       2,324
                                                              --------
                                                                 7,323
                                                              --------


December 31, 2001                       9             www.bishopstreetfunds.com

Equity Fund
-------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                               Market
                                                                Value
     Shares                                                     (000)
    ---------                                                 --------
BROADCASTING & CABLE -- 3.9%
     62,470    Clear Channel Communications*                 $  3,180
     90,510    Echostar Communications, Cl A* (A)               2,486
     73,990    Univision Communications, Cl A* (A)              2,994
                                                             --------
                                                                8,660
                                                             --------
CHEMICALS - DIVERSE -- 2.1%
    134,130    Dow Chemical                                     4,531
                                                             --------
COMPUTER HARDWARE -- 2.3%
     91,580    Dell Computer*                                   2,489
    202,610    Sun Microsystems*                                2,492
                                                             --------
                                                                4,981
                                                             --------
CONSUMER FINANCE -- 1.6%
     60,390    Household International (A)                      3,499
                                                             --------
DIVERSE FINANCIAL SERVICES -- 6.4%
    145,633    Citigroup                                        7,352
     30,000    Fannie Mae                                       2,385
    116,850    JP Morgan Chase                                  4,247
                                                             --------
                                                               13,984
                                                             --------
ELECTRICAL COMPONENT -- 1.8%
    124,360    Molex                                            3,849
                                                             --------
ELECTRONIC EQUIPMENT/INSTRUMENTS -- 0.9%
    101,960    Sanmina - SCI*                                   2,029
                                                             --------
FOOD DISTRIBUTORS -- 0.9%
     75,320    Sysco                                            1,975
                                                             --------
FOOTWEAR -- 1.4%
     55,640    Nike, Cl B                                       3,129
                                                             --------
GAS UTILITIES -- 1.2%
     56,660    EL Paso                                           2,528
                                                             ---------
GENERAL MERCHANDISE -- 3.2%
     60,120    Target                                            2,468
     78,040    Wal-Mart Stores                                   4,491
                                                             ---------
                                                                 6,959
                                                             ---------
HEALTH CARE - DISTRIBUTION/SERVICES -- 1.0%
     48,000    Express Scripts*                                  2,245
                                                             ---------


Bishop Street Funds                     10

Equity Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                Market
                                                                 Value
      Shares                                                     (000)
     ---------                                                 --------
HOTELS -- 1.0%
     76,100    Carnival (A)                                   $  2,137
                                                              --------
HOUSEHOLD PRODUCTS -- 2.0%
     34,450    Kimberly-Clark                                    2,060
     28,280    Procter & Gamble                                  2,238
                                                              --------
                                                                 4,298
                                                              --------
INDUSTRIAL CONGLOMERATES -- 8.8%
    223,980    General Electric                                  8,977
     28,890    Minnesota Mining & Manufacturing                  3,415
    115,964    Tyco International Ltd                            6,831
                                                              --------
                                                                19,223
                                                              --------
INDUSTRIAL GASES -- 1.1%
     43,410    Praxair                                           2,398
                                                              --------
INSURANCE - MULTI-LINE -- 1.6%
     45,505    American International Group                      3,613
                                                              --------
INTEGRATED TELECOMMUNICATION SERVICES -- 3.0%
     93,240    SBC Communications                                3,652
     61,560    Verizon Communications                            2,922
                                                              --------
                                                                 6,574
                                                              --------
MACHINERY - INDUSTRIAL -- 1.2%
     39,410    Illinois Tool Works                               2,669
                                                              --------
MOTORCYCLE MANUFACTURERS -- 1.2%
     49,380    Harley-Davidson (A)                               2,682
                                                              --------
MOVIES & ENTERTAINMENT -- 2.0%
    139,970    AOL Time Warner*                                  4,493
                                                              --------
NETWORKING EQUIPMENT -- 1.8%
    222,830    Cisco Systems*                                    4,035
                                                              --------
OIL & GAS - EQUIPMENT/SERVICES -- 1.2%
     46,720    Schlumberger Ltd                                  2,567
                                                              --------
OIL & GAS - EXPLORATION/PRODUCTION -- 3.0%
     39,680    Anadarko Petroleum (A)                            2,256
     50,039    Apache (A)                                        2,496
     44,410    Devon Energy (A)                                  1,716
                                                              --------
                                                                 6,468
                                                              --------
OIL & GAS - INTEGRATED -- 1.6%
     91,250    Exxon Mobil                                       3,586
                                                              --------


December 31, 2001                      11             www.bishopstreetfunds.com

Equity Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                Market
                                                                 Value
      Shares                                                     (000)
     ---------                                                --------
PERSONAL PRODUCTS -- 1.0%
     48,300    Avon Products                                  $  2,246
                                                              --------
PHARMACEUTICALS -- 8.5%
     44,670    Bristol-Myers Squibb                              2,278
     30,560    Eli Lilly                                         2,400
     32,600    Forest Laboratories*                              2,672
     57,960    Johnson & Johnson                                 3,425
    137,050    Pfizer                                            5,462
     68,900    Schering-Plough                                   2,467
                                                              --------
                                                                18,704
                                                              --------
RESTAURANTS -- 0.6%
     45,110    Brinker International* (A)                        1,342
                                                              --------
RETAIL - FOOD -- 1.1%
     55,370    Safeway* (A)                                      2,312
                                                              --------
RETAIL - HOME IMPROVEMENT -- 1.5%
     64,600    Home Depot                                        3,295
                                                              --------
SEMI-CONDUCTORS -- 3.8%
    168,850    Intel                                             5,310
    106,790    Texas Instruments                                 2,990
                                                              --------
                                                                 8,300
                                                              --------
SERVICES - ENVIRONMENTAL -- 1.7%
    118,980    Waste Management                                  3,797
                                                              --------
SOFT DRINKS -- 1.3%
     57,590    PepsiCo                                           2,804
                                                              --------
SYSTEMS SOFTWARE -- 6.3%
    128,450    Computer Associates International                 4,430
    107,205    Microsoft*                                        7,103
    164,150    Oracle*                                           2,267
                                                              --------
                                                                13,800
                                                              --------
TELECOMMUNICATION EQUIPMENT -- 1.3%
    118,410    Nokia OYJ ADR                                     2,905
                                                              --------
WIRELESS TELECOMMUNICATION SERVICES -- 1.7%
    148,610    Sprint (PCS Group)* (A)                           3,628
                                                              --------
               TOTAL COMMON STOCK (Cost $193,521)              210,551
                                                              --------


Bishop Street Funds                     12

Equity Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                               Market
                                                               Value
      Shares                                                   (000)
     ---------                                                --------
                            CASH EQUIVALENTS -- 3.0%
  2,815,981    Blackrock Provident T-Fund                     $  2,816
  3,646,354    Dreyfus Cash Management Fund                      3,646
                                                              --------
               TOTAL CASH EQUIVALENTS (Cost $6,462)              6,462
                                                              --------
TOTAL INVESTMENTS (COST $199,983) -- 99.0%                     217,013
                                                              --------
   SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR
        LOANED SECURITIES -- 10.5%                              23,060
   COLLATERAL ON SECURITIES LOANED -- (10.5%)                  (23,060)
   OTHER ASSETS AND LIABILITIES -- 1.0%                          2,212
                                                              --------
OTHER ASSETS AND LIABILITIES, NET -- 1.0%                        2,212
                                                              --------

                                   NET ASSETS:
Fund Shares of Institutional Class (unlimited
    authorization -- no par value)
    based on 21,472,151 outstanding shares
    of beneficial interest 240,547
Fund Shares of Class A (unlimited authorization
    -- no par value) based on 280,876 outstanding
   shares of beneficial interest                                 7,578
Accumulated net investment loss                                     (1)
Accumulated net realized loss on investments                   (45,929)
Net unrealized appreciation on investments                      17,030
                                                              --------
TOTAL NET ASSETS -- 100.0%                                    $219,225
                                                              ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                      $10.08
                                                              ========
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- CLASS A                                  $10.01
                                                              ========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
    ($10.01 / 94.25%)                                           $10.62
                                                              ========

* NON-INCOME PRODUCING SECURITY
(A) THE SECURITY OR A PORTION OF THIS SECURITY IS ON LOAN AT DECEMBER 31, 2001 (SEE NOTE 5 IN NOTES TO FINANCIAL STATEMENTS). THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2001 WAS $22,415,866.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS LTD -- LIMITED
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

December 31, 2001                      13             www.bishopstreetfunds.com

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

High Grade Income Fund
-------------------------------------------------------------------------------

The Bishop Street High Grade Income Fund's Institutional Class outperformed its benchmark for the second half of the year, producing a 6-month return of 4.87%* vs. 4.82% for the Lehman Brothers U.S. Government/Credit Index and 3.86% for the Lipper Corporate A-Rated Debt Funds Objective. For the year ending December 31, 2001, the Bishop Street High Grade Income Fund Institutional Class produced a return of 7.16%** vs. 8.51% for the unmanaged Lehman Brothers U.S. Government/Credit Index and 7.47% for the Lipper Corporate A Rated Debt Funds.

The Fund maintained a duration slightly short to the benchmark, which was a positive contribution to performance as rates rose in the second half of the year. Offsetting our on-target yield curve positioning was our philosophical bias to high quality issues which underperformed in comparison to low quality corporate issues and the "below investment grade" sector as investors began to discount an improving economy and a better credit environment. Our strategy in this environment is to overweight corporate issues which usually outperform in an improving economy, but not compromise our investment grade discipline by investing in lower quality, risky issues.

Looking ahead, our outlook is cautiously positive for an economic recovery mid-2002. Given a stable geo-political and economic environment, we feel that interest rates have seen their lows for this cycle and we should see moderately higher interest rates this year.

 * The Bishop Street High Grade Income Fund (Class A shares) produced a 6-month return of 4.86%. Including the maximum sales charge of 4.75%, total return was -0.08%. Past performance is no guarantee of future results.

** The Bishop Street High Grade Income Fund (Class A shares) produced a total return of 7.02%. Including the maximum sales charge of 4.75%, total return was 1.90%. Past performance is no guarantee of future results.



Bishop Street Funds                     14

High Grade Income Fund
-------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON


      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
BISHOP STREET HIGH GRADE INCOME FUND, INSTITUTIONAL CLASS OR CLASS A, VERSUS THE
   LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX AND THE CONSUMER PRICE INDEX.

[GRAPH OMITTED]
[Plot PointS follow:]

            Bishop Street     Bishop Street     Lehman Brothers
          High Grade Income    High Grade      U.S. Government/     Consumer
         Fund, Institutional   Income Fund,         Credit            Price
               Class#           Class A#+            Index            Index

1/31/97       10,000              9,525             10,000           10,000
6/97          10,216              9,731             10,261           10,070
12/97         10,793             10,280             10,962           10,171
6/98          11,191             10,660             11,419           10,242
12/98         11,774             11,215             12,000           10,334
6/99          11,316             10,755             11,727           10,448
12/99         11,264             10,651             11,741           10,606
6/00          11,778             11,110             12,230           10,831
12/00         12,419             11,701             13,131           10,962
6/01          12,690             11,942             13,592           11,171
12/01         13,307             12,523             14,247           11,137


PAST PERFORMANCE IS NOT PREDICTIVE OF  FUTURE PERFORMANCE.

# Account value if you reinvested income and capital gains.

               AVERAGE ANNUAL TOTAL RETURNS++
        -------------------------------------------
             ONE        ANNUALIZED     ANNUALIZED
            YEAR          3 YEAR        INCEPTION
           RETURN         RETURN         TO DATE
        -------------------------------------------
            7.16%          4.17%           5.98%      Institutional Class*
        -------------------------------------------
            7.02%          3.74%+          6.54%      Class A**
        -------------------------------------------
            1.90%          2.07%+          4.54%      Class A, with load***
        -------------------------------------------
  * Commenced operations on 01/31/97.
 ** Commenced operations on 06/14/99.
*** Reflects 4.75% sales charge.
  + Prior performance information represents performance of the Institutional
    Class, which was offered on 01/31/97. Institutional Class performance has been adjusted to reflect the Class A sales charge, but has not been adjusted to reflect Class A Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.
 ++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2001                      15             www.bishopstreetfunds.com

High Grade Income Fund
-------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                                                                     Percentage
                                               Coupon    Maturity        of
                                                Rate       Date      Investments
--------------------------------------------------------------------------------
 1. United States Treasury Bond                 7.25%   May 15, 2016     9.3%
--------------------------------------------------------------------------------
 2. United States Treasury Bond                 6.38%   Aug. 15, 2027    5.6%
--------------------------------------------------------------------------------
 3. Federal National Mortgage Association       7.25%   Jan. 15, 2010    3.6%
--------------------------------------------------------------------------------
 4. Federal Home Loan Mortgage Corporation      5.75%   Jul. 15, 2003    3.2%
--------------------------------------------------------------------------------
 5. Federal Home Loan Bank                      5.38%   Feb. 15, 2005    3.2%
--------------------------------------------------------------------------------
 6. Federal Home Loan Bank                      5.13%   Mar. 06, 2006    3.2%
--------------------------------------------------------------------------------
 7. Federal Home Loan Mortgage Corporation      6.38%   Nov. 15, 2003    3.2%
--------------------------------------------------------------------------------
 8. United States Treasury Bond                 7.50%   Nov. 15, 2016    3.1%
--------------------------------------------------------------------------------
 9. BP Amoco                                    5.90%   Apr. 15, 2009    3.1%
--------------------------------------------------------------------------------
10. Federal National Mortgage Association       5.13%   Feb. 13, 2004    2.9%
--------------------------------------------------------------------------------

                           STATEMENT OF NET ASSETS

        Face                                                    Market
       Amount                                                    Value
        (000)                                                    (000)
       --------                                                --------
                       U.S. TREASURY OBLIGATIONS -- 23.3%
               U.S. Treasury Bonds (A)
     $3,250    7.500%, 11/15/16                                $  3,843
      9,900    7.250%, 05/15/16                                  11,446
      6,350    6.375%, 08/15/27                                   6,881
               U.S. Treasury Notes (A)
      2,200    7.500%, 02/15/05                                   2,437
      2,000    7.250%, 08/15/04                                   2,184
      1,500    7.000%, 07/15/06                                   1,662
        500    6.500%, 10/15/06                                     545
                                                               --------
               TOTAL U.S. TREASURY OBLIGATIONS (Cost $27,915)    28,998
                                                               --------


Bishop Street Funds                     16

High Grade Income Fund
-------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                    Market
       Amount                                                   Value
        (000)                                                    (000)
       --------                                                --------
               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.9%
               FHLB
     $  700    7.570%, 08/19/04                               $    767
      3,800    5.375%, 02/15/05                                  3,942
      3,850    5.125%, 03/06/06 (A)                              3,914
               FHLMC
      2,400    7.375%, 05/15/03                                  2,552
      3,700    6.375%, 11/15/03 (A)                              3,913
      3,800    5.750%, 07/15/03                                  3,963
               FNMA
      4,000    7.250%, 01/15/10                                  4,413
      2,625    5.750%, 06/15/05 (A)                              2,751
      3,500    5.125%, 02/13/04                                  3,619
                                                              --------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
               (Cost $29,290)                                   29,834
                                                              --------

                         CORPORATE OBLIGATIONS -- 48.8%
AEROSPACE & DEFENSE -- 4.8%
               Boeing
      2,700    7.875%, 02/15/05                                  2,950
        300    6.625%, 06/01/05                                    315
               United Technologies
      2,700    6.350%, 03/01/11                                  2,746
                                                              --------
                                                                 6,011
                                                              --------
ALUMINUM -- 2.1%
               Alcoa, Ser B
      2,450    6.125%, 06/15/05                                  2,569
                                                              --------
CHEMICALS -- 2.1%
               Dow Chemical
      2,600    6.125%, 02/01/11                                  2,624
                                                              --------
DIVERSE FINANCIAL SERVICES -- 4.3%
               Citigroup
      2,600    6.750%, 12/01/05                                  2,766
               General Electric Capital, Ser A, MTN
      2,500    6.500%, 12/10/07                                  2,656
                                                              --------
                                                                 5,422
                                                              --------


December 31, 2001                      17            www.bishopstreetfunds.com

High Grade Income Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                   Market
       Amount                                                   Value
        (000)                                                   (000)
      ---------                                               --------
ELECTRICAL COMPONENT -- 2.0%
               Emerson Electric
     $2,625    5.000%, 10/15/08                               $  2,507
                                                              --------
GENERAL MERCHANDISE -- 4.5%
               Target
      2,600    6.350%, 01/15/11                                  2,668
               Wal-Mart Stores
      2,625    8.000%, 09/15/06                                  2,959
                                                              --------
                                                                 5,627
                                                              --------
INTEGRATED TELECOMMUNICATION SERVICES -- 2.1%
               SBC Communications
      2,500    5.750%, 05/02/06                                  2,563
                                                              --------
MACHINERY - INDUSTRIAL -- 2.0%
               Illinois Tool Works
      2,500    5.750%, 03/01/09                                  2,503
                                                              --------
OIL & GAS - EQUIPMENT/SERVICES -- 2.1%
               Baker Hughes
      2,600    6.000%, 02/15/09                                  2,603
                                                              --------
OIL & GAS - INTEGRATED -- 3.1%
               BP Amoco
      3,800    5.900%, 04/15/09                                  3,827
                                                              --------
PERSONAL PRODUCTS -- 6.2%
               Avon Products
      2,500    7.150%, 11/15/09                                  2,659
               Kimberly-Clark
      2,400    7.100%, 08/01/07                                  2,612
               Procter & Gamble
      2,425    5.250%, 09/15/03                                  2,501
                                                              --------
                                                                 7,772
                                                              --------


Bishop Street Funds                     18

High Grade Income Fund
-------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

    Shares/Face                                                Market
       Amount                                                  Value
        (000)                                                  (000)
      ----------                                              --------
PHARMACEUTICALS -- 2.3%
               Abbott Labs
     $2,700    6.400%, 12/01/06                               $  2,872
                                                              --------
PUBLISHING & PRINTING -- 1.8%
               Washington Post
      2,300    5.500%, 02/15/09                                  2,234
                                                              --------
RETAIL - DRUGS -- 2.0%
               CVS
      2,500    5.625%, 03/15/06                                  2,518
                                                              --------
SEMI-CONDUCTORS -- 2.1%
               Texas Instruments
      2,500    7.000%, 08/15/04                                  2,643
                                                              --------
SERVICES - OFFICE EQUIPMENT -- 4.5%
               Pitney Bowes
      3,000    5.750%, 08/15/08                                  2,987
      2,500    5.500%, 04/15/04                                  2,587
                                                              --------
                                                                 5,574
                                                              --------
SOFT DRINKS -- 0.8%
               PepsiCo
      1,000    4.500%, 09/15/04                                  1,013
                                                              --------
               TOTAL CORPORATE OBLIGATIONS (Cost $59,488)       60,882
                                                              --------



                             CASH EQUIVALENT -- 2.6%
  3,295,650    Dreyfus Cash Management Fund                      3,296
                                                              --------
               TOTAL CASH EQUIVALENT (Cost $3,296)               3,296
                                                              --------
TOTAL INVESTMENTS (COST $119,989) -- 98.6%                     123,010
                                                              --------
   SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR
        LOANED SECURITIES -- 31.2%                              38,968
   COLLATERAL ON SECURITIES LOANED -- (31.2%)                  (38,968)
   OTHER ASSETS AND LIABILITIES -- 1.4%                          1,731
                                                              --------
OTHER ASSETS AND LIABILITIES, NET -- 1.4%                        1,731
                                                              --------



December 31, 2001                      19             www.bishopstreetfunds.com

High Grade Income Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                               Market
                                                               Value
                                                               (000)
                                                              --------
                                   NET ASSETS:
Fund Shares of Institutional Class (unlimited
    authorization -- no par value)
    based on 12,437,176 outstanding shares of beneficial
    interest                                                  $124,113
Fund Shares of Class A (unlimited authorization --
    no par value) based on 32,670 outstanding shares of
    beneficial interest                                            320
Undistributed net investment income                                  1
Accumulated net realized loss on investments                    (2,714)
Net unrealized appreciation on investments                       3,021
                                                              --------
TOTAL NET ASSETS -- 100.0%                                    $124,741
                                                              ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                      $10.00
                                                              ========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A        $9.96
                                                              ========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
    ($9.96 / 95.25%)                                            $10.46
                                                              ========

(A) THE SECURITY OR A PORTION OF THIS SECURITY IS ON LOAN AT DECEMBER 31, 2001 (SEE NOTE 5 IN NOTES TO FINANCIAL STATEMENTS). THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2001 WAS $37,981,659.
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
SER -- SERIES
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




Bishop Street Funds                     20

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS


Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

For the year ended December 31, 2001, the Bishop Street Hawaii Municipal Bond Fund Institutional Class posted a total return of 4.24%.* The Fund outperformed the Lipper Hawaii Municipal Debt Objective return of 4.12% though it lagged the Lehman Brothers Municipal Bond Index return of 5.13%.

Our strategy of maintaining a longer duration relative to the benchmark contributed to the Fund's solid performance through the first three quarters of 2001. Hawaii municipal yields moved lower throughout this period as demand continued to outstrip supply. Also, Hawaii paper as a whole benefited from credit upgrades of both Maui and Kauai County.

In the aftermath of the events of September 11th, the combined effect of a hobbled Hawaii economy (evidenced by a negative credit watch placed on all uninsured State of Hawaii general obligation bonds following the 9/11 attacks) and a spike in treasury yields, brought the Fund's overall performance back in-line with its peer group.

With continued uncertainty as to the direction of Hawaii's economy, and the likelihood of a rebound in the issuance of Hawaii municipal paper, we have reduced the Fund's duration and expect to maintain a bias toward intermediate-term issues. At the same time, we will continue to focus on high-credit-quality issues that provide good cash flow and superior after-tax returns to investors.

* The Bishop Street Hawaii Municipal Bond Fund (Class A shares) produced a total return of 4.13%. Including the maximum sales charge of 4.25%, total return was -0.26%. Past performance is no guarantee of future results.




December 31, 2001                      21             www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON


            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
     IN THE BISHOP STREET HAWAII MUNICIPAL BOND FUND, INSTITUTIONAL CLASS OR
            CLASS A, VERSUS THE LEHMAN BROTHERS MUNICIPAL BOND INDEX,
    THE CONSUMER PRICE INDEX, AND THE LIPPER HAWAII MUNICIPAL DEBT OBJECTIVE

[GRAPH OMITTED]
[Plot Points follow:]

           Bishop Street         Bishop Street      Lehman Brothers                     Lipper
              Hawaii                Hawaii            Municipal        Consumer         Hawaii
       Municipal Bond Fund,  Municipal Bond Fund,        Bond            Price      Municipal Debt
       Institutional Class#        Class A#+             Index           Index         Objective

2/28/95       10,000                9,575               10,000          10,000          10,000
12/95         10,941               10,476               11,097          10,192          10,958
12/96         11,402               10,917               11,589          10,523          11,378
12/97         12,373               11,847               12,656          10,713          12,308
12/98         13,096               12,539               13,476          10,886          12,999
12/99         12,749               12,174               13,197          11,172          12,448
12/00         14,356               13,677               14,740          11,546          13,859
12/01         14,965               14,241               15,496          11,732          14,430


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

# Account value if you reinvested income and capital gains.
                AVERAGE ANNUAL TOTAL RETURNS++
    ------------------------------------------------------
          ONE    ANNUALIZED    ANNUALIZED    ANNUALIZED
         YEAR      3 YEAR        5 YEAR       INCEPTION
        RETURN     RETURN        RETURN        TO DATE
    ------------------------------------------------------
        4.24%       4.55%         5.59%         6.05%      Institutional Class*
    ------------------------------------------------------
        4.13%       4.33%+        5.46%+        5.62%      Class A**
    ------------------------------------------------------
       -0.26%       2.83%+        4.55%+        3.84%      Class A, with load***
    ------------------------------------------------------
  * Commenced operations on 02/15/95.
 ** Commenced operations on 06/14/99.
*** Reflects 4.25% sales charge.
  + Prior performance information represents performance of the Institutional
    Class, which was offered on 02/15/95. Institutional Class performance has been adjusted to reflect the Class A sales charge, but has not been adjusted to reflect Class A Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.
 ++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bishop Street Funds                     22

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS

--------------------------------------------------------------------------------
                                                                   Percentage
                                          Coupon     Maturity         of
                                           Rate         Date       Investments
--------------------------------------------------------------------------------
 1. Honolulu City & County Waste Water
    Revenue Bond                           5.25%     Jul. 01, 2018    2.8%
--------------------------------------------------------------------------------
 2. Honolulu City & County Waste Water
    Revenue Bond                           5.25%     Jul. 01, 2015    2.1%
--------------------------------------------------------------------------------
 3. Honolulu City & County GO              5.00%     Jul. 01, 2019    2.1%
--------------------------------------------------------------------------------
 4. Hawaii State Highway Revenue Bond      5.25%     Jul. 01, 2015    2.0%
--------------------------------------------------------------------------------
 5. Hawaii State Highway Revenue Bond      6.00%     Jul. 01, 2009    2.0%
--------------------------------------------------------------------------------
 6. Honolulu City & County Waste Water
    Revenue Bond                           5.25%     Jul. 01, 2016    1.9%
--------------------------------------------------------------------------------
 7. Honolulu City & County GO              5.13%     Jul. 01, 2015    1.9%
--------------------------------------------------------------------------------
 8. Honolulu City & County GO              5.13%     Jul. 01, 2017    1.8%
--------------------------------------------------------------------------------
 9. Hawaii State GO                        6.50%     Dec. 01, 2013    1.8%
--------------------------------------------------------------------------------
10. Hawaii State Airport System
    Revenue Bond                           6.50%     Jul. 01, 2014    1.7%
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS

       Face                                                           Market
      Amount                                                          Value
       (000)                                                          (000)
      --------                                                      --------
                            MUNICIPAL BONDS -- 95.7%
HAWAII -- 89.0%
           Department of Budget & Finance, Hawaiian Electric,
           Ser A, RB, AMBAC Insured
 $2,000    5.500%, 12/01/14                                         $  2,092
           Department of Budget & Finance, Hawaiian Electric,
           Ser A, RB, AMT, MBIA Insured
    760    6.200%, 05/01/26                                              809
           Department of Budget & Finance, Hawaiian Electric,
           Ser A, RB, MBIA Insured
  2,000    4.950%, 04/01/12                                            2,032
           Department of Budget & Finance, Hawaiian Electric,
           Ser B, RB, AMT, AMBAC Insured
  2,000    5.750%, 12/01/18                                            2,062
           Department of Budget & Finance, Queens Health Systems,
           Ser A, RB
  1,450    5.875%, 07/01/11                                            1,521


December 31, 2001                      23             www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
-------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                                    Market
       Amount                                                                    Value
        (000)                                                                    (000)
       --------                                                                --------
HAWAII (CONTINUED)
               Department of Budget & Finance, Queens Health Systems,
               Ser B, RB, MBIA Insured
     $  750    5.250%, 07/01/11                                                $    777
      1,445    5.250%, 07/01/12                                                   1,488
      1,275    5.250%, 07/01/13                                                   1,307
      1,000    5.250%, 07/01/14                                                   1,017
               Department of Budget & Finance, Special Purpose Mortgage,
               Hawaiian Electric Project, Ser A, RB, AMT, MBIA Insured
        590    6.600%, 01/01/25                                                     635
               Department of Budget & Finance, Special Purpose Mortgage,
               Kaiser Permanente Project, Ser A, RB
      2,500    6.500%, 03/01/11                                                   2,534
               Department of Budget & Finance, Special Purpose Mortgage,
               Kapiolani Health Care System Project, RB
        250    6.400%, 07/01/13                                                     256
      1,260    6.300%, 07/01/08                                                   1,307
        500    6.000%, 07/01/11                                                     518
               Department of Budget & Finance, Special Purpose Mortgage,
               St. Francis Medical Center Project, RB, FSA Insured
        930    6.500%, 07/01/22                                                     967
               Harbor Capital Improvement, RB, AMT, FGIC Insured
        305    6.200%, 07/01/08                                                     328
               Harbor Capital Improvement, RB, AMT, MBIA Insured
      1,000    5.500%, 07/01/27                                                   1,014
        500    5.400%, 07/01/09                                                     526
               Harbor System, Ser A, RB, AMT, FSA Insured
      2,025    5.750%, 07/01/17                                                   2,103
      1,210    5.700%, 07/01/16                                                   1,263
      1,000    5.600%, 07/01/15                                                   1,040
               Hawaii County, Ser A, GO, FGIC Insured
        450    5.600%, 05/01/12                                                     483
        190    5.600%, 05/01/13                                                     203
        400    5.550%, 05/01/09                                                     428
        630    5.500%, 07/15/12                                                     669
               Hawaii County, Ser A, GO, FSA Insured
      1,000    5.625%, 05/15/19                                                   1,027
        500    5.400%, 05/15/15                                                     513
      1,000    5.375%, 05/15/13                                                   1,041
      1,000    5.375%, 05/15/14                                                   1,032
      1,000    5.250%, 05/15/11                                                   1,044
      1,025    5.250%, 05/15/12                                                   1,062


Bishop Street Funds                     24



Hawaii Municipal Bond Fund
-----------------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                                     Market
       Amount                                                                     Value
        (000)                                                                     (000)
       --------                                                                  --------
HAWAII (CONTINUED)
               Hawaii State, Airport System, Second Ser, RB, AMT, ETM
      $  60    6.900%, 07/01/12                                                $     70
               Hawaii State, Airport System, Second Ser, RB, AMT, ETM,
               MBIA Insured
      1,100    6.900%, 07/01/12                                                   1,281
               Hawaii State, Airport System, Ser B, RB, AMT, FGIC Insured
      2,500    6.500%, 07/01/14                                                   2,769
               Hawaii State, Airport System, Third Ser, RB, AMT, AMBAC Insured
      1,000    5.750%, 07/01/09                                                   1,082
               Hawaii State, Highway, RB
      3,000    6.000%, 07/01/09                                                   3,300
        375    5.250%, 07/01/10                                                     390
        500    5.250%, 07/01/12                                                     514
      2,000    5.250%, 07/01/16                                                   2,017
        510    5.000%, 07/01/11                                                     516
      1,175    5.000%, 07/01/13                                                   1,181
               Hawaii State, Highway, RB, FGIC Insured
      3,280    5.250%, 07/01/15                                                   3,325
        405    5.000%, 07/01/16                                                     403
               Hawaii State, Highway, RB, FSA Insured
      1,000    5.375%, 07/01/20                                                   1,006
      2,000    5.250%, 07/01/13                                                   2,072
               Hawaii State, Housing & Community Development,
               Ser A, RB, AMT, FNMA Collateral
      2,000    6.300%, 07/01/20                                                   2,058
               Hawaii State, Housing, Finance & Development, Affordable Rental
               Housing Program, Ser A, RB
        750    6.050%, 07/01/22                                                     770
        350    6.000%, 07/01/15                                                     364
               Hawaii State, Housing, Finance & Development, Affordable Rental
               Housing Program, Ser A, RB, AMT, FNMA Collateral
      2,075    5.750%, 07/01/30                                                   2,088
        295    5.550%, 07/01/07                                                     306
      1,365    5.400%, 07/01/30                                                   1,339
        250    5.250%, 07/01/13                                                     253
               Hawaii State, Housing, Finance & Development, Single-Family
               Mortgage Purchase, Ser B, RB, FNMA Collateral
      1,000    5.450%, 07/01/17                                                   1,009


December 31, 2001                    25               www.bishopstreetfunds.com




Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                                     Market
       Amount                                                                     Value
        (000)                                                                     (000)
       --------                                                                 --------
HAWAII (CONTINUED)
               Hawaii State, Housing, Finance & Development, University of
               Hawaii, Faculty Housing Project, RB, AMBAC Insured
     $  700    5.650%, 10/01/16                                                $    723
        415    5.000%, 10/01/06                                                     436
        395    4.850%, 10/01/05                                                     414
        380    4.750%, 10/01/04                                                     396
               Hawaii State, Kapolei Office Building, Ser A, COP, AMBAC Insured
      1,725    5.250%, 05/01/13                                                   1,783
      1,000    5.000%, 05/01/14                                                   1,004
      2,000    5.000%, 05/01/15                                                   1,998
      1,500    5.000%, 05/01/16                                                   1,493
      1,000    5.000%, 05/01/17                                                     983
        500    5.000%, 05/01/18                                                     488
               Hawaii State, No. 1 Capitol District State Office, COP, MBIA
                Insured
      1,000    5.200%, 05/01/14                                                   1,025
        175    5.000%, 05/01/11                                                     180
               Hawaii State, Ser CA, GO, MBIA Insured
        820    5.500%, 01/01/12                                                     873
               Hawaii State, Ser CH, GO
      1,500    4.750%, 11/01/12                                                   1,500
               Hawaii State, Ser CH, GO, MBIA Insured
      2,200    6.000%, 11/01/06                                                   2,415
               Hawaii State, Ser CL, GO
      1,000    6.000%, 03/01/09                                                   1,096
               Hawaii State, Ser CM, GO, FGIC Insured
      2,500    6.500%, 12/01/13                                                   2,875
        500    6.000%, 12/01/09                                                     553
      1,500    6.000%, 12/01/11                                                   1,667
               Hawaii State, Ser CN, GO, FGIC Insured
        500    5.500%, 03/01/14                                                     519
        500    5.250%, 03/01/12                                                     516
      1,000    5.250%, 03/01/13                                                   1,028
        500    5.250%, 03/01/17                                                     501
               Hawaii State, Ser CO, GO, FGIC Insured
        200    6.000%, 09/01/05                                                     217
               Hawaii State, Ser CR, GO, MBIA Insured
      2,500    5.250%, 04/01/12                                                   2,588
      2,500    5.250%, 04/01/13                                                   2,578


Bishop Street Funds                     26



Hawaii Municipal Bond Fund
---------------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                                     Market
        Amount                                                                   Value
        (000)                                                                    (000)
       --------                                                                --------
HAWAII (CONTINUED)
               Hawaii State, Ser CS, GO, MBIA Insured
     $  300    5.000%, 04/01/07                                                $    313
               Hawaii State, Ser CT, GO, FSA Insured
      2,000    5.875%, 09/01/16                                                   2,220
               Hawaii State, Ser CU, GO, MBIA Insured
        500    5.750%, 10/01/11                                                     543
        550    5.750%, 10/01/12                                                     591
               Hawaiian Home Lands Department, RB
      1,250    4.000%, 07/01/05                                                   1,263
               Honolulu City & County, Board of Water Supply, RB
      1,000    5.800%, 07/01/16                                                   1,099
        250    5.250%, 07/01/07                                                     269
               Honolulu City & County, GO
        230    6.000%, 12/01/09                                                     256
               Honolulu City & County, Mortgage, Smith Beretania Project,
               Ser A, RB, MBIA Insured
         90    7.800%, 07/01/24                                                      92
               Honolulu City & County, Ser A, GO
         55    6.000%, 01/01/10                                                      60
               Honolulu City & County, Ser A, GO, ETM
         95    6.000%, 01/01/10                                                     105
        245    5.700%, 04/01/09                                                     266
               Honolulu City & County, Ser A, GO, ETM, MBIA Insured
        135    6.000%, 11/01/10                                                     151
               Honolulu City & County, Ser A, GO, MBIA Insured
        365    6.000%, 11/01/10                                                     404
               Honolulu City & County, Ser B, GO
      1,230    5.600%, 06/01/05                                                   1,301
      1,600    5.000%, 10/01/13                                                   1,624
               Honolulu City & County, Ser B, GO, FGIC Insured
        635    5.500%, 10/01/11                                                     686
      2,000    5.125%, 07/01/16                                                   2,010
      3,000    5.125%, 07/01/17                                                   2,989
               Honolulu City & County, Ser C, GO, FGIC Insured
        125    5.500%, 11/01/07                                                     134
      1,200    5.125%, 07/01/11                                                   1,247
      3,000    5.125%, 07/01/15                                                   3,023
      3,500    5.000%, 07/01/19                                                   3,395


December 31, 2001                     27                www.bishopstreetfunds.com



Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                                     Market
       Amount                                                                     Value
        (000)                                                                     (000)
       --------                                                                 --------
HAWAII (CONTINUED)
               Honolulu City & County, Waipahu Towers Project,
               Ser A, RB, AMT, GNMA Collateral
     $  200    6.900%, 06/20/35                                                $    210
               Honolulu City & County, Waste Water, 2nd Board Resolution,
               Junior Ser, RB, FGIC Insured
      1,000    5.250%, 07/01/12                                                   1,038
      1,900    5.250%, 07/01/13                                                   1,962
      3,365    5.250%, 07/01/15                                                   3,411
      3,000    5.250%, 07/01/16                                                   3,034
      2,000    5.250%, 07/01/17                                                   2,008
      4,500    5.250%, 07/01/18                                                   4,494
      1,525    5.000%, 07/01/23                                                   1,464
               Kauai County, Public Improvement, Ser B, GO, MBIA Insured
        175    5.200%, 08/01/15                                                     177
        165    5.150%, 08/01/14                                                     167
        155    5.100%, 08/01/13                                                     158
        120    5.050%, 08/01/12                                                     123
        140    5.000%, 08/01/11                                                     143
        135    4.950%, 08/01/10                                                     139
        100    4.850%, 08/01/09                                                     103
        120    4.750%, 08/01/08                                                     123
               Kauai County, Ser A, GO, FGIC Insured
      1,135    6.250%, 08/01/18                                                   1,285
      1,480    6.250%, 08/01/20                                                   1,676
      1,335    6.250%, 08/01/21                                                   1,512
      1,050    6.250%, 08/01/22                                                   1,189
               Kauai County, Ser A, GO, MBIA Insured
        250    4.000%, 08/01/03                                                     256
               Kauai County, Ser B, GO, AMBAC Insured
        285    5.750%, 08/01/06                                                     308
               Kauai County, Ser B, GO, MBIA Insured
        260    5.900%, 02/01/13                                                     281
               Maui County, GO, FGIC Insured
        290    5.125%, 12/15/10                                                     297


Bishop Street Funds                     28



Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                                     Market
       Amount                                                                    Value
        (000)                                                                    (000)
       --------                                                                --------
HAWAII (CONTINUED)
               Maui County, Ser A, GO
     $  485    5.375%, 03/01/12                                                $    507
               Maui County, Ser A, GO, FGIC Insured
        450    5.800%, 03/01/15                                                     497
      1,000    5.250%, 03/01/08                                                   1,051
        500    5.200%, 09/01/12                                                     515
        100    5.125%, 03/01/14                                                     101
        615    5.100%, 03/01/19                                                     603
        200    5.000%, 03/01/13                                                     202
        795    5.000%, 03/01/18                                                     775
        500    4.900%, 03/01/14                                                     498
        500    4.800%, 03/01/13                                                     498
               Maui County, Ser A, GO, MBIA Insured
        250    5.750%, 06/01/13                                                     274
               Maui County, Ser C, GO, FGIC Insured
        500    5.200%, 03/01/16                                                     504
        555    5.150%, 03/01/14                                                     562
        790    5.150%, 03/01/15                                                     795
        500    4.200%, 03/01/12                                                     474
               University of Hawaii, Ser B, RB, FSA Insured
        775    5.250%, 10/01/17                                                     778
                                                                               --------
                                                                                149,293
                                                                               --------
GUAM -- 0.3%
               Guam, Power Authority, Ser A, RB, AMBAC Insured
        400    6.375%, 10/01/08                                                     422
                                                                               --------
PUERTO RICO -- 6.4%
               Puerto Rico Commonwealth, GO, MBIA Insured
      1,500    6.500%, 07/01/10                                                   1,746
      1,000    6.500%, 07/01/13                                                   1,181
      1,000    6.500%, 07/01/14                                                   1,181
               Puerto Rico Commonwealth, Public Improvements,
               GO, FSA Insured
      2,000    5.250%, 07/01/17                                                   2,087


December 31, 2001                     29                    www.bishopstreetfunds.com



Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                                 Market
     Shares/Face                                                                  Value
    Amount (000)                                                                  (000)
-------------------                                                             --------
PUERTO RICO (CONTINUED)
               Puerto Rico, Electric Power Authority, Ser DD, RB, FSA Insured
     $1,500    5.000%, 07/01/28                                                $  1,453
               Puerto Rico, Housing, Banking & Finance Agency,
               Single-Family Mortgage, Affordable Housing Mortgage,
               Portfolio I, RB, AMT, GNMA/FNMA/FHLMC Collateral
        180    6.100%, 10/01/15                                                     185
               Puerto Rico, Industrial Tourist Educational Medical Environmental
               Control Facilities, Hospital Auxilio Mutuo Obligation Group,
               Ser A, RB, MBIA Insured
        300    6.250%, 07/01/24                                                     325
               Puerto Rico, Public Building Authority, Government Facilities,
               Ser B, RB, MBIA Insured
      1,000    5.000%, 07/01/15                                                   1,013
               University of Puerto Rico, Ser O, RB, MBIA Insured
      1,500    5.750%, 06/01/19                                                   1,613
                                                                               --------
                                                                                 10,784
                                                                               --------
               TOTAL MUNICIPAL BONDS (Cost $156,491)                            160,499
                                                                               --------

                            CASH EQUIVALENTS -- 1.3%
  1,542,444    Dreyfus Tax-Exempt Cash Management Fund                            1,543
               Goldman Sachs Institutional Liquid Assets Tax-Exempt
    685,150    Diversified Portfolio                                                685
                                                                               --------
               TOTAL CASH EQUIVALENTS (Cost $2,228)                               2,228
                                                                               --------
TOTAL INVESTMENTS (COST $158,719) -- 97.0%                                      162,727
                                                                               --------
OTHER ASSETS AND LIABILITIES, NET -- 3.0%                                         4,978
                                                                               --------



Bishop Street Funds                    30



Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                                Market
                                                                                 Value
                                                                                 (000)
                                                                               --------
                                   NET ASSETS:
Fund Shares of Institutional Class (unlimited authorization -- no par value)
    based on 12,868,777 outstanding shares of beneficial interest              $133,894
Fund Shares of Class A (unlimited authorization -- no par value)
    based on 2,859,767 outstanding shares of beneficial interest                 30,120
Undistributed net investment income                                                  38
Accumulated net realized loss on investments                                       (355)
Net unrealized appreciation on investments                                        4,008
                                                                               --------
TOTAL NET ASSETS -- 100.0%                                                     $167,705
                                                                               ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                                       $10.66
                                                                               ========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A                        $10.66
                                                                               ========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
    ($10.66 / 95.75%)                                                            $11.13
                                                                               ========

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
AMT -- ALTERNATIVE MINIMUM
COP -- CERTIFICATE OF PARTICIPATION
ETM -- ESCROWED TO MATURITY
FGIC -- FINANCIAL GUARANTEE INSURANCE CORPORATION
FHLMC -- FEDERAL HOME LOAN MORTGAGECORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSURANCE
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SER -- SERIES
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.





December 31, 2001                      31                   www.bishopstreetfunds.com

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

Money Market & Treasury Money Market Funds
-------------------------------------------------------------------------------

MANAGEMENT DISCUSSION & ANALYSIS

In both the Money Market Fund and Treasury Money Market Fund, we adjusted the weighted average maturity of the portfolios in response to market conditions. Early in the year, we took advantage of the inverted yield curve by purchasing shorter-term instruments which were then offering the highest yields. As the year progressed and the Fed continued to sharply cut interest rates, we continued to invest with the expectation that short term rates would continue to move lower. We incrementally purchased longer, higher yielding securities to compensate for these moves as the yield curve moved toward a positive slope. In the Money Market Fund, we continue to perform extensive credit work to ensure that these longer maturity instruments are of the highest quality and liquidity.

The powerful combination of stimulative fiscal and monetary policies should extend the recovery which, we believe, began late in the fourth quarter of 2001. Many times in the past, a shock event has signaled either the start or the end of a business cycle. We believe that the events of September 11 and the following few weeks will be identified as the low point in economic activity for this downward part of the latest cycle. While recovery is under way, it is not robust and we are not forecasting a restrictive Fed policy. In fact, rising unemployment, low levels of capacity utilization, and continued anecdotal evidence of poor pricing power by manufacturers and retailers suggest to us that there is still slack in the system and that inflation should not be a near term problem. This makes Fed tightening very unlikely in the near term. Most likely, the Fed will move to the sidelines and let the economy gain momentum before worrying about pricing imbalances. Therefore, we will continue to invest with the expectation that the interest rate environment will remain relatively flat through the first part of 2002. We expect an economic recovery to take shape during the later part of the year, bringing higher interest rates with it.


Bishop Street Funds                   32

Money Market Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS


        Face
       Amount                                                   Value
        (000)                                                   (000)
       --------                                               --------
                          COMMERCIAL PAPER (D) -- 34.9%
ASSET-BACKED -- 17.7%
               Corporate Receivable
    $ 5,000    2.090%, 01/28/02                               $  4,992
               Edison Asset
     10,000    2.070%, 01/28/02                                  9,985
               Eureka Securities
     10,000    1.850%, 02/14/02                                  9,977
               Falcon Asset Securitization
     10,000    1.990%, 01/25/02                                  9,987
               Fleet Funding
     10,000    1.790%, 02/08/02                                  9,981
               Prefco
     10,000    2.090%, 01/22/02                                  9,988
                                                              --------
                                                                54,910
                                                              --------
DIVERSE FINANCIAL SERVICES -- 12.9%
               General Electric Capital
      5,000    1.880%, 02/11/02                                  4,989
      3,000    2.050%, 02/25/02                                  2,991
      6,000    1.960%, 03/27/02                                  5,974
               Hartford Financial Services
      5,000    1.960%, 02/08/02                                  4,990
               Mont Blanc Capital
     11,000    2.060%, 01/24/02                                 10,986
               National Rural Utilities
     10,000    2.060%, 01/18/02                                  9,990
                                                              --------
                                                                39,920
                                                              --------
INDUSTRIAL -- 2.7%
               Archer-Daniels Midland
      8,535    2.300%, 01/25/02                                  8,522
                                                              --------
PERSONAL PRODUCTS -- 1.6%
               Procter & Gamble
      5,000    2.000%, 02/27/02                                  4,984
                                                              --------
               TOTAL COMMERCIAL PAPER (Cost $108,336)          108,336
                                                              --------


December 31, 2001                   33                www.bishopstreetfunds.com

Money Market Fund
-------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face
       Amount                                                   Value
        (000)                                                   (000)
       --------                                               --------
             CERTIFICATES OF DEPOSIT/BANK NOTES (C) -- 12.9%
               American Express Centurion Bank
    $10,000    1.830%, 02/20/02                               $ 10,000
               JP Morgan Chase
     10,000    1.750%, 03/13/02                                 10,000
               LaSalle Bank Northern
      5,000    2.100%, 01/30/02                                  5,000
      5,000    2.070%, 02/04/02                                  5,000
               Wilmington Trust
     10,000    1.830%, 02/28/02                                 10,000
                                                              --------
               TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES
                (Cost $40,000)                                  40,000
                                                              --------

                  INSURANCE FUNDING AGREEMENTS -- 7.7%
               Allstate (A) (B)
      3,000    1.960%, 03/15/02                                  3,000
               Metropolitan Life Insurance (A) (B)
      5,000    2.310%, 05/01/02                                  5,000
               Monumental Life Insurance (A) (B)
     10,000    2.370%, 02/01/02                                 10,000
               Travelers Insurance (A) (B)
      6,000    2.150%, 05/31/02                                  6,000
                                                              --------
               TOTAL INSURANCE FUNDING AGREEMENTS
                (Cost $24,000)                                  24,000
                                                              --------

              U.S. GOVERNMENT AGENCY OBLIGATIONS -- 40.1%
               FHLB
      5,000    6.750%, 02/15/02                                  5,021
      6,000    2.160%, 04/19/02                                  5,961
      8,000    1.818%, 08/20/02                                  7,999
     10,000    1.808%, 09/20/02                                  9,998
               FHLMC
     25,000    2.170%, 01/24/02                                 24,965
               FHLMC, MTN
      8,000    4.020%, 07/03/02                                  8,000
               FNMA
     10,000    1.780%, 02/07/02                                  9,981
      2,609    1.720%, 03/07/02                                  2,601
     15,000    2.160%, 04/18/02                                 14,904
     15,000    1.810%, 11/29/02                                 14,996


Bishop Street Funds                     34

Money Market Fund
-------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face
       Amount                                                                    Value
        (000)                                                                    (000)
       -------                                                                  -------
               U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
               FNMA, MTN
    $10,000    6.230%, 03/01/02                                                $ 10,066
     10,000    1.986%, 12/05/02                                                   9,997
                                                                               --------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $124,489)         124,489
                                                                               --------

                        U.S. TREASURY OBLIGATION -- 3.2%
               U.S. Treasury Bill (C)
     10,000    1.979%, 01/31/02                                                   9,983
                                                                               --------
               TOTAL U.S. TREASURY OBLIGATION (Cost $9,983)                       9,983
                                                                               --------

                          REPURCHASE AGREEMENT -- 1.2%
               Credit Suisse First Boston, 1.800%, dated 12/31/01, matures
               01/02/02, repurchase price $3,600,540 (collateralized by U.S.
               Government Obligation, total par value $3,725,000, 5.650%,
      3,600    10/17/11; total market value $3,672,243)                           3,600
                                                                               --------
               TOTAL REPURCHASE AGREEMENT (Cost $3,600)                           3,600
                                                                               --------
TOTAL INVESTMENTS (COST $310,408) -- 100.0%                                     310,408
                                                                               --------
OTHER ASSETS AND LIABILITIES, NET -- 0.0%                                            27
                                                                               --------


December 31, 2001                      35              www.bishopstreetfunds.com



Money Market Fund
--------------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                                 Value
                                                                                 (000)
                                                                                -------

                                   NET ASSETS:
Fund Shares of Institutional Class (unlimited authorization -- no par value)
    based on 309,959,133 outstanding shares of beneficial interest             $309,959
Fund Shares of Class A (unlimited authorization -- no par value)
    based on 500,438 outstanding shares of beneficial interest                      500
Distributions in excess of net investment income                                     (1)
Accumulated net realized loss on investments                                        (23)
                                                                               --------
TOTAL NET ASSETS -- 100.0%                                                     $310,435
                                                                               ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                                        $1.00
                                                                               ========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A                         $1.00
                                                                               ========

(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS
    IS THE RATE IN EFFECT ON DECEMBER 31, 2001. THE MATURITY DATE SHOWN IS THE
    NEXT SCHEDULED RESET DATE.
(B) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXCEPT
    FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF
    1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER
    "ACCREDITIED INVESTORS".
(C) REPRESENTS THE EFFECTIVE YIELD AT THE DATE OF PURCHASE.
(D) REPRESENTS THE DISCOUNT YIELD AT THE DATE OF PURCHASE.
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.





Bishop Street Funds                     36


Treasury Money Market Fund
--------------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS

       Face
      Amount                                                                    Value
       (000)                                                                    (000)
      -------                                                                  -------
                        U.S. TREASURY OBLIGATIONS -- 83.8%
                U.S. Treasury Bills (A)
   $ 30,000     2.349%, 01/03/02                                               $ 29,996
     38,000     2.097%, 01/24/02                                                 37,949
     20,000     1.695%, 02/14/02                                                 19,959
     50,000     1.955%, 02/28/02                                                 49,843
    100,000     1.733%, 03/07/02                                                 99,689
     30,000     1.717%, 03/28/02                                                 29,878
     25,000     1.776%, 06/20/02                                                 24,792
     10,000     1.847%, 06/27/02                                                  9,910
                U.S. Treasury Note
     10,000      6.375%, 01/31/02                                                10,034
                                                                               --------
               TOTAL U.S. TREASURY OBLIGATIONS (Cost $312,050)                  312,050
                                                                               --------

                         REPURCHASE AGREEMENTS -- 16.3%
               Credit Suisse First Boston, 1.750%, dated 12/31/01, matures
               01/02/02, repurchase price $17,502,552 (collateralized by U.S.
               Treasury Obligation, total par value $16,755,000, 5.875%,
     17,500    11/15/05: total market value $17,854,053)                         17,500
               UBS Warburg Dillion, 1.700%, dated 12/31/01, matures 01/02/02, repurchase price $43,206,120 (collateralized by U.S. Treasury
               Obligation, total par value $44,465,000, 0.000%, 06/27/02:
     43,200    total market value $44,067,038)                                   43,200
                                                                               --------
               TOTAL REPURCHASE AGREEMENTS (Cost $60,700)                        60,700
                                                                               --------
TOTAL INVESTMENTS (COST $372,750) -- 100.1%                                     372,750
                                                                               --------
OTHER ASSETS AND LIABILITIES, NET -- (0.1)%                                        (328)
                                                                               --------


                                   NET ASSETS:
FundShares of Institutional Class (unlimited authorization -- no par value)
    based on 372,411,101 outstanding shares of beneficial interest              372,410
Undistributed net investment income                                                  16
Accumulated net realized loss on investments                                         (4)
                                                                               --------
TOTAL NET ASSETS -- 100.0%                                                     $372,422
                                                                               ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                                        $1.00
                                                                               ========

(A) REPRESENTS THE EFFECTIVE YIELD AT THE DATE OF PURCHASE.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

December 31, 2001                      37            www.bishopstreetfunds.com


Bishop Street Funds
-------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
                           FOR THE YEAR ENDED 12/31/01
                                 (IN THOUSANDS)
                                                    High      Hawaii            Treasury
                                                   Grade     Municipal  Money    Money
                                         Equity    Income      Bond     Market   Market
                                          Fund      Fund       Fund      Fund     Fund
---------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest Income                        $ 440   $ 7,279    $7,978  $14,661   $17,769
   Dividend Income                        2,056        --         6       --        --
   Securities Lending                       47         64        --       --        --
   Less: Foreign Taxes Withheld             (7)        --        --       --        --
---------------------------------------------------------------------------------------
   Total Investment Income               2,536      7,343     7,984   14,661    17,769
---------------------------------------------------------------------------------------
EXPENSES:
   Investment Adviser Fee                1,880        698       560    1,047     1,296
   Management Fee                          508        254       320      698       864
   Shareholder Servicing Fee               635        317       400      872     1,080
   Distribution Fees Class A                17          1        64        1        --
   Custody Fees                             24          9        13       41       133
   Transfer Agent Fees                      60         51        54       64        56
   Registration Fees                        23          5         4       13         4
   Trustees Fees                            24         13        16       34        43
   Printing Fees                            26         11        12       37        45
   Professional Fees                        27         15        17       48        60
   Miscellaneous Expenses                   18         13         9       18        73
---------------------------------------------------------------------------------------
      Total Expenses                     3,242      1,387     1,469    2,873     3,654
---------------------------------------------------------------------------------------
      Less Waivers:
        Investment Adviser Fee             (65)      (116)     (245)    (294)     (713)
        Management Fee                    (232)      (116)     (201)    (318)     (394)
        Shareholder Servicing Fee         (381)      (190)     (240)    (523)     (648)
---------------------------------------------------------------------------------------
            Total Waivers                 (678)      (422)     (686)  (1,135)   (1,755)
---------------------------------------------------------------------------------------
      Total Net Expenses                 2,564        965       783    1,738     1,899
---------------------------------------------------------------------------------------
   Net Investment Income (Loss)            (28)     6,378     7,201   12,923    15,870
---------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments(42,508)     1,195        28      (19)       32
Change in Unrealized Appreciation
   (Depreciation) on Investments       (36,846)     1,327      (704)      --        --
---------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments                      (79,354)     2,522      (676)     (19)       32
---------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Resulting from Operations          $(79,382)   $ 8,900    $6,525  $12,904   $15,902
=======================================================================================
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                     38

Bishop Street Funds
-------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS

                                                      Equity Fund                High Grade Income Fund
--------------------------------------------------------------------------------------------------------
                                                 01/01/01 to   01/01/00 to   01/01/01 to     01/01/00 to
                                                  12/31/01      12/31/00       12/31/01       12/31/00
--------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                 $     (28)      $  (878)       $ 6,378       $ 6,918
   Net Realized Gain (Loss) on Investments        (42,508)       21,586          1,195        (3,839)
   Change in Unrealized Appreciation
     (Depreciation) on Investments                (36,846)      (81,793)         1,327         9,478
--------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
      Resulting From Operations                   (79,382)      (61,085)         8,900        12,557
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class Shares                        --            --         (6,364)       (6,918)
     Class A Shares                                    --            --            (12)           --
   Capital Gains:
     Institutional Class Shares                        --       (32,969)            --            --
     Class A Shares                                    --          (651)            --            --
--------------------------------------------------------------------------------------------------------
        Total Distributions                            --       (33,620)        (6,376)       (6,918)
--------------------------------------------------------------------------------------------------------
Changes in Net Assets                             (79,382)      (94,705)         2,524         5,639
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
     Proceeds from Shares Issued                   23,681        38,588         11,003        13,675
     Reinvestments of Cash Distributions               --        14,828          1,688         1,514
     Cost of Shares Redeemed                      (30,934)      (51,715)       (18,682)      (20,821)
--------------------------------------------------------------------------------------------------------
        Total Institutional Class Capital
          Share Transactions                       (7,253)        1,701         (5,991)       (5,632)
--------------------------------------------------------------------------------------------------------
   Class A Shares:
     Proceeds from Shares Issued                    1,345        12,266            408            64
     Reinvestments of Cash Distributions               --           646             10            --
     Cost of Shares Redeemed                       (6,681)         (522)          (124)          (39)
--------------------------------------------------------------------------------------------------------
        Total Class A Capital Share Transactions   (5,336)       12,390            294            25
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   From Capital Share Transactions                (12,589)       14,091         (5,697)       (5,607)
--------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets        (91,971)      (80,614)        (3,173)           32
--------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Period                          311,196       391,810        127,914       127,882
--------------------------------------------------------------------------------------------------------
     End of Period                               $219,225      $311,196       $124,741      $127,914
========================================================================================================
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
Shares Issued                                       2,228         2,315          1,104         1,437
Shares Issued in Lieu of Cash Distributions            --           992            169           158
Shares Redeemed                                    (2,933)       (3,007)        (1,871)       (2,179)
--------------------------------------------------------------------------------------------------------
        Total Institutional Class Capital
           Share Transactions                        (705)          300           (598)         (584)
--------------------------------------------------------------------------------------------------------
   Class A Shares:
Shares Issued                                         119           741             42             7
Shares Issued in Lieu of Cash Distributions            --            45              1            --
Shares Redeemed                                      (626)          (31)           (13)           (4)
--------------------------------------------------------------------------------------------------------
        Total Class A Capital Share Transactions     (507)          755             30             3
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares          (1,212)        1,055           (568)         (581)
========================================================================================================
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2001                   39                 www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)


                                                                          Hawaii Municipal
                                                                              Bond Fund
--------------------------------------------------------------------------------------------------------
                                                                    01/01/01         01/01/00
                                                                  to 12/31/01       to 12/31/00
--------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                                            $  7,201         $  7,344
   Net Realized Gain (Loss) on Investments                                28             (383)
   Change in Unrealized Appreciation (Depreciation)
      on Investments                                                    (704)          11,012
--------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations                       6,525           17,973
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Institutional Class Shares                                       (6,093)          (6,952)
     Class A Shares                                                   (1,097)            (389)
   Capital Gains:
     Institutional Class Shares                                           --              (63)
     Class A Shares                                                       --               (3)
--------------------------------------------------------------------------------------------------------
         Total Distributions                                          (7,190)          (7,407)
--------------------------------------------------------------------------------------------------------
Changes in Net Assets                                                   (665)          10,566
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
     Proceeds from Shares Issued                                      17,040           14,883
     Reinvestments of Cash Distributions                                 765              729
     Cost of Shares Redeemed                                         (15,009)         (31,911)
--------------------------------------------------------------------------------------------------------
         Total Institutional Class Capital Share Transactions          2,796          (16,299)
--------------------------------------------------------------------------------------------------------
   Class A Shares:
     Proceeds from Shares Issued                                      13,561           13,670
     Reinvestments of Cash Distributions                                 406              223
     Cost of Shares Redeemed                                          (3,245)            (780)
--------------------------------------------------------------------------------------------------------
         Total Class A Capital Share Transactions                     10,722           13,113
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets From Capital
   Share Transactions                                                 13,518           (3,186)
--------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets                                       12,853            7,380
--------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                               154,852          147,472
--------------------------------------------------------------------------------------------------------
   End of Period                                                    $167,705         $154,852
========================================================================================================
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
Shares Issued                                                          1,577            1,468
Shares Issued in Lieu of Cash Distributions                               70               71
Shares Redeemed                                                       (1,389)          (3,089)
--------------------------------------------------------------------------------------------------------
         Total Institutional Class Capital Share Transactions            258           (1,550)
--------------------------------------------------------------------------------------------------------
   Class A Shares:
Shares Issued                                                          1,256            1,308
Shares Issued in Lieu of Cash Distributions                               38               22
Shares Redeemed                                                         (301)             (78)
--------------------------------------------------------------------------------------------------------
         Total Class A Capital Share Transactions                        993            1,252
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares                              1,251             (298)
========================================================================================================
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                     40

Bishop Street Funds
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                                                 Treasury
                                                     Money Market              Money Market
                                                         Fund                       Fund
-------------------------------------------------------------------------------------------------------
                                              01/01/01 to   01/01/00 to  01/01/01 to    01/01/00 to
                                               12/31/01      12/31/00      12/31/01      12/31/00
-------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                      $  12,923     $  18,706  $    15,870   $    21,891
   Net Realized Gain (Loss) on Investments          (19)           (2)          32             4
-------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting From
     Operations                                  12,904        18,704       15,902        21,895
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class Shares                 (12,916)      (18,706)     (15,884)      (21,891)
     Class A Shares (1)                             (12)           --           --            --
-------------------------------------------------------------------------------------------------------
        Total Distributions                     (12,928)      (18,706)     (15,884)      (21,891)
-------------------------------------------------------------------------------------------------------
Changes in Net Assets                               (24)           (2)          18             4
-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (ALL AT $1.00 PER SHARE):
   Institutional Class Shares:
     Proceeds from Shares Issued                660,031       656,232    1,218,934     1,210,816
     Reinvestments of Cash Distributions            251           323           66            58
     Cost of Shares Redeemed                   (656,001)     (635,166)  (1,302,208)   (1,086,330)
-------------------------------------------------------------------------------------------------------
        Total Institutional Class Capital
           Share Transactions                     4,281        21,389      (83,208)      124,544
-------------------------------------------------------------------------------------------------------
   Class A Shares: (1)
     Proceeds from Shares Issued                    969            --           --            --
     Reinvestments of Cash Distributions             12            --           --            --
     Cost of Shares Redeemed                       (481)           --           --            --
-------------------------------------------------------------------------------------------------------
        Total Class A Capital
           Share Transactions                       500            --           --            --
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   From Capital Share Transactions                4,781        21,389      (83,208)      124,544
-------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets        4,757        21,387      (83,190)      124,548
-------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Period                        305,678       284,291      455,612       331,064
-------------------------------------------------------------------------------------------------------
     End of Period                            $ 310,435     $ 305,678  $   372,422   $   455,612
=======================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) COMMENCED OPERATIONS ON 05/01/01.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2001                      41              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED DECEMBER 31,

                                     INVESTMENT ACTIVITIES            DISTRIBUTIONS FROM
                        ------------------------------------------   ---------------------
                        NET ASSET                    NET REALIZED                             NET ASSET
                         VALUE,          NET        AND UNREALIZED        NET                   VALUE,
                        BEGINNING    INVESTMENT     GAIN (LOSS) ON    INVESTMENT  CAPITAL      END OF
                        OF PERIOD   INCOME (LOSS)     INVESTMENTS       INCOME     GAINS       PERIOD
                       ----------   -------------   ---------------   ----------  -------     ---------
-----------
EQUITY FUND
-----------
INSTITUTIONAL CLASS SHARES:
2001                    $13.55        $   --            $(3.47)        $   --     $   --       $10.08
2000                     17.88            --             (2.77)            --      (1.56)       13.55
1999(1)                  15.28            --              3.68             --      (1.08)       17.88
1998                     12.06          0.05              3.88          (0.05)     (0.66)       15.28
1997(2)                  10.00          0.08              2.06          (0.08)        --        12.06
CLASS A SHARES:
2001                    $13.49        $(0.07)           $(3.41)        $   --     $   --       $10.01
2000                     17.87            --             (2.82)            --      (1.56)       13.49
1999(3)                  15.74            --              3.19             --      (1.06)       17.87
----------------------
HIGH GRADE INCOME FUND
----------------------
INSTITUTIONAL CLASS SHARES:
2001                    $ 9.81        $ 0.50           $  0.19         $(0.50)    $   --       $10.00
2000                      9.39          0.52              0.42          (0.52)        --         9.81
1999                     10.43          0.48             (0.92)         (0.50)     (0.10)        9.39
1998                     10.23          0.54              0.37          (0.54)     (0.17)       10.43
1997(2)                  10.00          0.51              0.26          (0.51)     (0.03)       10.23
CLASS A SHARES:
2001                    $ 9.76        $ 0.48            $ 0.19         $(0.47)    $   --       $ 9.96
2000                      9.35          0.52              0.38          (0.49)        --         9.76
1999(3)                   9.69          0.19             (0.19)         (0.24)     (0.10)        9.35
--------------------------
HAWAII MUNICIPAL BOND FUND
--------------------------
INSTITUTIONAL CLASS SHARES:
2001(4)                 $10.70        $ 0.49            $(0.04)        $(0.49)    $   --       $10.66
2000                      9.98          0.50              0.72          (0.50)        --        10.70
1999                     10.77          0.48             (0.75)         (0.50)     (0.02)        9.98
1998                     10.67          0.51              0.10          (0.51)        --        10.77
1997                     10.34          0.53              0.33          (0.53)        --        10.67
CLASS A SHARES:
2001(4)                 $10.69        $ 0.46            $(0.02)        $(0.47)    $   --       $10.66
2000                      9.97          0.46              0.73          (0.47)        --        10.69
1999(3)                  10.42          0.26             (0.44)         (0.25)     (0.02)        9.97
-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL CLASS SHARES:
2001                    $ 1.00        $ 0.04            $   --         $(0.04)    $   --       $ 1.00
2000                      1.00          0.06                --          (0.06)        --         1.00
1999                      1.00          0.05                --          (0.05)        --         1.00
1998                      1.00          0.05                --          (0.05)        --         1.00
1997                      1.00          0.05                --          (0.05)        --         1.00
CLASS A SHARES:
2001(5)                 $ 1.00        $ 0.02            $   --         $(0.02)    $   --       $ 1.00
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
INSTITUTIONAL CLASS SHARES:
2001                    $ 1.00        $ 0.04            $   --         $(0.04)    $   --       $ 1.00
2000                      1.00          0.06                --          (0.06)        --         1.00
1999                      1.00          0.05                --          (0.05)        --         1.00
1998                      1.00          0.05                --          (0.05)        --         1.00
1997                      1.00          0.05                --          (0.05)        --         1.00


+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL
  RETURN DOES NOT REFLECT THE SALES CHARGE ON CLASS A SHARES. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
* ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

Bishop Street Funds                     42

-------------------------------------------------------------------------------------------------
                                        RATIO OF
                           RATIO OF     EXPENSES    RATIO OF NET    RATIO OF NET
           NET ASSETS,    EXPENSES TO  TO AVERAGE    INVESTMENT    INVESTMENT INCOME
             END OF         AVERAGE    NET ASSETS      INCOME        TO AVERAGE        PORTFOLIO
 TOTAL      PERIOD            NET     EXCLUDING FEE  TO AVERAGE       NET ASSETS       TURNOVER
RETURN+      (000)          ASSETS       WAIVERS     NET ASSETS  EXCLUDING FEE WAIVERS   RATE
-------    ---------       --------   ------------   ----------  --------------------- ---------

(25.61)%    $216,412         1.00%         1.27%           -- %         (0.27)%            86%
(16.20)      300,565         1.00          1.28         (0.23)          (0.51)             52
 24.37       391,227         1.00          1.27         (0.01)          (0.28)             58
 33.05       101,817         1.00          1.32          0.38            0.06              41
 21.52        69,967         0.99*         1.39*         0.83*           0.43*             30

(25.80)%    $  2,813         1.25%         1.52%        (0.29)%         (0.56)%            86%
(16.49)       10,631         1.25          1.53         (0.51)          (0.79)             52
 20.52           583         1.25*         1.61*        (0.33)*         (0.69)*            58


  7.16%     $124,416         0.76%         1.09%         5.02%           4.69%             89%
 10.25       127,888         0.77          1.14          5.41            5.04              88
 (4.34)      127,881         0.80          1.19          5.12            4.73              56
  9.09        24,901         0.80          1.21          5.21            4.80              98
  7.94        26,242         0.80*         1.30*         5.58*           5.08*             32

  7.02%     $    325         1.01%         1.34%         4.72%           4.39%             89%
  9.85            26         1.02          1.39          5.24            4.87              88
 (0.05)            1         1.05*         1.87*         4.89*           4.07*             56


  4.24%     $137,206         0.45%         0.88%         4.54%           4.11%              4%
 12.61       134,901         0.44          0.92          4.89            4.41              19
 (2.65)      141,341         0.41          0.99          4.79            4.21              14
  5.84        35,751         0.41          1.01          4.74            4.14              21
  8.52        29,005         0.34          0.99          5.05            4.40              29

  4.13%     $ 30,499         0.70%         1.13%         4.29%           3.86%              4%
 12.34        19,951         0.69          1.17          4.63            4.15              19
 (1.76)        6,131         0.66*         1.24*         4.89*           4.31*             14


  3.86%     $309,935         0.50%         0.82%         3.71%           3.39%            n/a
  6.13       305,678         0.50          0.83          5.95            5.62             n/a
  4.88       284,291         0.50          0.84          4.78            4.44             n/a
  5.26       268,318         0.50          0.81          5.12            4.81             n/a
  5.29       246,671         0.51          0.85          5.18            4.84             n/a

  1.96%     $    500         0.75%*        1.07%*        2.66%*          2.34%*           n/a


  3.68%     $372,422         0.44%         0.85%         3.68%           3.27%            n/a
  5.89       455,612         0.44          0.82          5.73            5.35             n/a
  4.65       331,064         0.44          0.85          4.56            4.15             n/a
  5.10       299,844         0.44          0.84          4.98            4.58             n/a
  5.22       273,919         0.43          0.86          5.11            4.68             n/a

(1) PER SHARE NET INVESTMENT INCOME AMOUNT CALCULATED USING AVERAGE SHARES.
(2) COMMENCED OPERATIONS ON JANUARY 31, 1997.
(3) COMMENCED OPERATIONS ON JUNE 14, 1999.
(4) SEE NOTE 2 IN NOTES TO FINANCIAL STATEMENTS, "IMPLEMENTATION OF NEW ACCOUNTING STANDARDS."
(5) COMMENCED OPERATIONS ON MAY 1, 2001
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

December 31, 2001                      43              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION
   The bishop street funds (the "trust") are registered under the investment company act of 1940, as amended, as an open-end, management investment company. The bishop street funds consist of a series of five funds (the "funds") which includes the equity fund, high grade income fund, hawaii municipal bond fund, money market fund and the treasury money market fund. On may 1, 2001, class a shares commenced operations for the money market fund. Class a shares of the equity, high grade income and hawaii municipal bond funds are subject to a sales load as disclosed in the prospectus. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The funds' prospectus provides a description of each fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Trust.

SECURITY VALUATION
   Bishop Street Fund investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sale price on the principal exchange on which they are traded on valuation date; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity which are actively traded are valued by an independent pricing service at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.
   Investment securities held by the Money Market and Treasury Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on ex-dividend date.

DISCOUNTS AND PREMIUMS
   Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using the scientific interest method, which approximates the effective interest method.


Bishop Street Funds                     44

--------------------------------------------------------------------------------


REPURCHASE AGREEMENTS
   Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until the maturity of the repurchase agreement. Provisions of repurchase agreements and procedures adopted by the Adviser ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

EXPENSES
   Expenses that are directly related to one of the Funds are charged directly to that Fund. Class specific expenses, such as the distribution fees, are borne by that class. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. Income, other expenses and realized and unrealized gains and losses of a fund are allocated to the respective classes on the basis of relative net assets each day.

DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income are declared daily and paid on a monthly basis for the High Grade Income Fund, Hawaii Municipal Bond Fund, the Money Market Fund and the Treasury Money Market Fund. The Equity Fund declares and pays such dividends on a quarterly basis. Any net realized capital gains will be distributed at least annually for all Funds.

FEDERAL INCOME TAXES
   It is each Fund's intention to continue to qualify as a regulated investment company for federal income tax purposes and to distribute a majority of its taxable income and net capital gains. Accordingly, no provision for federal income taxes is required. the timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to paydowns on asset-backed securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Funds.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
   The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contin-


December 31, 2001                      45            www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------


gent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

IMPLEMENTATION  OF NEW  ACCOUNTING STANDARDS
   The Bishop Street Funds implemented the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), as required on January 1, 2001. Prior to January 1, 2001, the Hawaii Municipal Bond Fund did not accrete market discounts on fixed income securities. In accordance with the implementation of the new accounting standards, the Fund was required to record a cumulative effect adjustment of $23,838 to reflect the accretion of market discounts that were not previously recorded. The cumulative adjustment was a reclassification between net investment income and net unrealized appreciation of securities and therefore did not impact the total net assets or the net assets value per share of the Fund. The effect of this change for the period ended December 31, 2001 was to increase net investment income by $13,160. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.
   The effect of this change on the financial highlights for the Hawaii Municipal Bond Fund, as presented on pages 42 - 43, for the year ended December 31, 2001 was:

Impact of Adoption On:
                                       Realized       Ratio of Net Investment
                            Net           and            Income to Average
                         Investment    Unrealized            Net Assets
                           Income     Gains(Losses)    Before        After
                          Per Share     Per Share     Adoption      Adoption
                          -----------  -----------   -----------   ----------
Hawaii Municipal Bond Fund
    Institutional Class       --           --           4.54%        4.54%
    Class A                   --           --           4.28         4.29

   Per share ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

3. INVESTMENT ADVISORY AGREEMENT
   Investment advisory services are provided to the Funds by Bishop Street Capital Management (the "Adviser"). The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Equity Fund, 0.55% of the average daily net assets of the High Grade Income Fund, 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund, and 0.30% of the Money Market and Treasury Money Market Funds. The Adviser may from time to time waive a portion of its fee in order to limit the operating expenses of a Fund.



Bishop Street Funds

--------------------------------------------------------------------------------



   Wellington Management Company, LLP (the "Sub-Adviser") serves as the investment sub-adviser for the Money Market Fund and the Treasury Money Market Fund (collectively, the "Money Market Funds"), pursuant to a sub-adviser agreement. The Sub-Adviser is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Money Market Funds up to $500 million and 0.020% of the average daily net assets of the Money Market Funds in excess of $500 million.

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
   Pursuant to an administration agreement dated January 27, 1995, (the "Agreement") SEI Investments Mutual Funds Services ("MFS"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Administrator. Under the terms of the Agreement, MFS is entitled to receive an annual fee of 0.20% of the average daily net assets of each Fund. MFS has voluntarily agreed to waive a portion of its fee in order to limit operating expenses.
   Pursuant to an agreement dated January 30, 1995, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust.
   SEI Investments Distribution Co. ("SIDCO"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Distributor pursuant to a distribution agreement dated June 10, 1999. The Funds have adopted a Distribution Plan on behalf of Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution expenses. The Distributor, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund's Class A Shares.
   The Trust has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of all shares of each Fund, which is computed daily and paid monthly. Under the shareholder service plan, SIDCO may perform, or may compensate other service providers for performing various shareholder and administrative services. SIDCO may also retain as profit any difference between the fee it receives and amount it pays to third parties. For the period, SIDCO paid the entire amount of fees received under the shareholder service plan to First Hawaiian Bank for shareholder services performed for the Funds. SIDCO has voluntarily agreed to waive a portion of its fee in order to limit operating expenses.

   Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.


December 31, 2001                      47              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------


5.  SECURITIES LENDING
   The Equity and High Grade Income Funds loaned securities to certain brokers, dealers and other financial institutions who paid the Fund negotiated lenders' fees. The Fund received cash collateral, letters of credit or U.S. Government securities against the loaned securities in an amount equal to 102% of the market value of the loaned securities at the inception of each loan. The loans were, and at all times will be, collateralized in an amount equal to at least 100% of the market value of the securities loaned. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited. The market value of the securities on loan at December 31, 2001, collateral purchased with cash received, and income generated from the program during the period with respect to such loans were as follows:

                Market Value of      Market Value of     Income Received from
            Securities Loaned (000)  Collateral (000)  Securities Lending (000)
            -----------------------  ----------------  ------------------------
Equity Fund       $22,416                $23,060                 $47
High Grade
  Income Fund      37,982                 38,968                  64

6. INVESTMENT TRANSACTIONS
   The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments for the period ended December 31, 2001 are presented below for the Funds.

                               EQUITY     HIGH GRADE       HAWAII MUNICIPAL
                                FUND      INCOME FUND          BOND FUND
                                (000)        (000)               (000)
                              --------   --------------   ------------------
Purchases
  U.S. Government Securities  $     --      $ 63,201           $    --
  Other                        210,560        46,023            14,748

Sales
  U.S. Government Securities  $     --      $ 85,167           $    --
  Other                        221,628        29,617             6,309




Bishop Street Funds                     48

--------------------------------------------------------------------------------


   The aggregate gross unrealized appreciation and depreciation of securities held by the Equity Fund, High Grade Income Fund, and Hawaii Municipal Bond Fund for federal income tax purposes at December 31, 2001 were as follows:

                                   EQUITY      HIGH GRADE     HAWAII MUNICIPAL
                                    FUND       INCOME FUND       BOND FUND
                                    (000)         (000)            (000)
                                  ---------  --------------  ------------------
Federal Tax Cost                  $199,989      $120,059         $158,719
                                  --------      --------         --------
Gross Unrealized Appreciation       34,328         3,295            4,714
Gross Unrealized Depreciation      (17,304)         (344)            (706)
                                  --------      --------         --------
Net Unrealized Appreciation       $ 17,024      $  2,951         $  4,008
                                  ========      ========         ========

7. FEDERAL TAX INFORMATION
   The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses and the classification of short-term capital gains and ordinary income for tax purposes have been reclassified:

                             Undistributed
                                  Net           Accumulated        Paid
                              Investment       Net Realized         in
                                Income             Gain           Capital
                              ------------     ------------     ----------
Equity Fund                     $21,176          $     --        $(21,176)
Treasury Money Market Fund       15,622           (15,622)             --

   These reclassifications have no effect on net assets or net asset values per share.



December 31, 2001                       49             www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

   The tax character of dividends and distributions paid during the years ended December 31, 2001 and December 31, 2000 were as follows:

                                  Ordinary        Long-Term
                                   Income       Capital Gain         Total
                                    (000)           (000)            (000)
                                ------------   --------------   --------------
Equity Fund
 2001                              $    --        $    --          $    --
 2000                                   --         33,620           33,620
High Grade Income Fund
 2001                                6,464             --            6,464
 2000                                6,889             --            6,889
Money Market Fund
 2001                               14,006             --           14,006
 2000                               18,407             --           18,407
Treasury Money Market Fund
 2001                               17,543             --           17,543
 2000                               21,155             --           21,155

   As of December 31, 2001, the components of Distributable Earnings on a tax basis were as follows:

                                                                                Treasury
                                                            Hawaii     Money      Money
                                     Equity   High Grade   Municipal   Market     Market
                                      Fund   Income Fund  Bond Fund    Fund       Fund
                                      (000)     (000)       (000)      (000)      (000)
                                    --------  ---------   ---------  --------   --------
Undistributed ordinary income      $     --   $   504      $   --     $504       $551
Capital loss carryforwards expiring:
   Dec. 2005                             --        --          --       (2)        --
   Dec. 2008                             --    (2,644)       (355)      (2)        --
   Dec. 2009                        (38,258)       --          --      (18)        --
Post-October losses                  (7,665)       --          --       (1)        (3)
Unrealized appreciation              17,024     2,951       4,008       --         --




Bishop Street Funds                     50

--------------------------------------------------------------------------------


   For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. During the year ended December 31, 2001, the High Grade Income Fund, the Hawaii Municipal Bond Fund, and the Treasury Money Market Fund, utilized capital loss carryforwards of $675,547, $27,705, and $19,753, respectively, to offset realized capital gains.
   Post-October losses represent losses realized on investment transactions from November 1, 2001 through December 31, 2001 that, in accordance with Federal income tax regulations the Funds have elected to defer and treat as having arisen in the following fiscal year.

8. CONCENTRATION OF CREDIT RISK
   The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers' ability to meet their obligations may be affected by economic developments in that state.



December 31, 2001                       51             www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of Bishop Street Funds:


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Fund, the High Grade Income Fund, the Hawaii Municipal Bond Fund, the Money Market Fund and the Treasury Money Market Fund (constituting Bishop Street Funds, hereafter referred to as the "Trust") at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 8, 2002


Bishop Street Funds                     52

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS OF BISHOP STREET FUNDS (Unaudited)

     For shareholders that do not have a December 31, 2001 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2001 tax year end, please consult your tax advisor as to the pertinence of this notice.
     For the fiscal year ended December 31, 2001, each Fund has designated the following items with regard to distributions paid during the year:

                                   (A)               (B)               (C)
                                LONG TERM         ORDINARY            (A+B)
                              CAPITAL GAINS        INCOME             TOTAL
                              DISTRIBUTIONS     DISTRIBUTIONS     DISTRIBUTIONS
FUND                           (TAX BASIS)       (TAX BASIS)       (TAX BASIS)
-----                        ---------------   ---------------   --------------
Equity                              0%                0%                0%
High Grade Income                   0%              100%              100%
Hawaii Municipal Bond               0%                0%                0%
Money Market                        0%              100%              100%
Treasury Money Market               0%              100%              100%

                                   (D)               (E)
                               QUALIFYING        TAX EXEMPT
FUND                          DIVIDENDS(1)        INTEREST
-----                        ---------------   ---------------
Equity                              0%                0%
High Grade Income                   0%                0%
Hawaii Municipal Bond               0%              100%
Money Market                        0%                0%
Treasury Money Market               0%                0%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.
*   ITEMS (A) AND (B) ARE BASED ON THE PERCENTAGE OF EACH FUND'S TOTAL
    DISTRIBUTION.
** ITEMS (D) AND (E) ARE BASED ON A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF EACH FUND.



December 31, 2001                       53             www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

BOARD OF TRUSTEES (Unaudited)

                                                                  TERM OF
                                                POSITION        OFFICE AND
                  PERSONAL                    HELD WITH THE      LENGTH OF
                  INFORMATION(1)                 COMPANY       TIME SERVED(2)
----------------------------------------     --------------    -------------

INDEPENDENT BOARD MEMBERS


[PHOTO OMITTED]   MR. MARTIN ANDERSON            Trustee         Since 1994
                  November 16, 1923



[PHOTO OMITTED]   MR. CHARLES E. CARLBOM         Trustee         Since 1999
                  August 20, 1934



[PHOTO OMITTED]   MR. JAMES L. HUFFMAN           Trustee         Since 1999
                  March 25, 1945



[PHOTO OMITTED]   MR. PETER F. SANSEVERO         Trustee         Since 1999
                  January 6, 1933



[PHOTO OMITTED]   MR. MANUEL R. SYLVESTER        Trustee         Since 1994
                  June 20, 1930



[PHOTO OMITTED]   DR. JOYCE S. TSUNODA           Trustee         Since 1994
                  January 1, 1938






Bishop Street Funds                     54

--------------------------------------------------------------------------------

                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
                                                                    BISHOP STREET           OTHER
                                                                    FUNDS COMPLEX       DIRECTORSHIPS
        PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY            HELD BY
          DURING PAST 5 YEARS                                       BOARD MEMBER(3)      BOARD MEMBER(4)
------------------------------------------------------------       --------------       ----------------


PARTNER -- Goodsill, Anderson, Quinn & Stifel since 1951                  5                   None



CHAIRMAN -- B.P.I., Inc. since 1999                                       5                   None
PRESIDENT AND CEO -- United Grocers, Inc. (1997-1999)
Western Family Food, Inc.
Western Family Holdings, Inc. (1982-1997)

DEAN & PROFESSOR -- Lewis & Clark Law School since 1973                   5                   None


REGIONAL DIRECTOR OF THE NORTHWESTERN REGION AND                          5                   None
 FIRST VICE PRESIDENT -- Merrill Lynch (1958-1997)


RETIRED SINCE 1992                                                        5                   None


CHANCELLOR FOR COMMUNITY COLLEGES -- University of Hawaii since 1983      5                   None
SENIOR VICE PRESIDENT -- University of Hawaii since 1989


December 31, 2001                       55             www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

BOARD OF TRUSTEES (Unaudited)

                                                                                  TERM OF
                                                        POSITION(S)             OFFICE AND
                  PERSONAL                             HELD WITH THE             LENGTH OF
                  INFORMATION(1)                         COMPANY               TIME SERVED(2)
-----------------------------------------             --------------           -------------

INTERESTED BOARD MEMBERS(5)



[PHOTO OMITTED]  MR. PHILLIP H. CHING                    Trustee                Since 1994
                 January 11, 1931



[PHOTO OMITTED]  MR. ROBERT A. NESHER                    Trustee                Since 1998
                 August 17, 1946                      Chairman and
                                                      President of
                                                        the Board
                                                       of Trustees



[PHOTO OMITTED]  HONORABLE WILLIAM S. RICHARDSON          Trustee               Since 1994
                 December 22, 1919

1 EACH TRUSTEE MAY BE CONTACTED BY WRITING TO THE TRUSTEE C/O BISHOP STREET
  FUNDS, PO BOX 3708, HONOLULU, HI 96811.
2 EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE
  ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.
3 THE "BISHOP STREET FUNDS COMPLEX" CONSISTS OF ALL REGISTERED INVESTMENT
  COMPANIES FOR WHICH BISHOP STREET CAPITAL MANAGEMENT SERVES AS INVESTMENT ADVISER. AS OF DECEMBER 31, 2001, THE BISHOP STREET FUNDS COMPLEX CONSISTED OF 5 FUNDS.
4 DIRECTORSHIPS OF COMPANIES ARE REQUIRED TO REPORT TO THE SECURITIES AND
  EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934 (I.E., "PUBLIC COMPANIES") OR OTHER INVESTMENT COMPANIES REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940.
5 MESSRS. CHING, NESHER AND RICHARDSON ARE TRUSTEES WHO MAY BE DEEMED TO BE AN
  "INTERESTED PERSON" OF THE TRUST, AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940.

FOR MORE INFORMATION REGARDING THE TRUSTEES, PLEASE REFER TO THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS AVAILABLE UPON REQUEST BY CALLING 1-800-262-9565.




Bishop Street Funds                     56

--------------------------------------------------------------------------------

                                                             NUMBER OF
                                                           PORTFOLIOS IN
                                                           BISHOP STREET                                OTHER
                                                           FUNDS COMPLEX                            DIRECTORSHIPS
           PRINCIPAL OCCUPATION(S)                          OVERSEEN BY                                HELD BY
             DURING PAST 5 YEARS                           BOARD MEMBER3                            BOARD MEMBER4
-------------------------------------------------------   ---------------                           --------------


RETIRED SINCE 1996
VICE CHAIRMAN -- First Hawaiian Bank (1968-1996)                5                                       None


                                                                                        TRUSTEE OF: THE ADVISORS' INNER CIRCLE
                                                                                        FUND, THE ARBOR FUND, EXPEDITION
CURRENTLY PERFORMS VARIOUS SERVICES ON BEHALF OF                                        FUNDS, SEI ASSET ALLOCATION TRUST, SEI
SEI INVESTMENTS FOR WHICH MR. NESHER IS COMPENSATED.                                    DAILY INCOME TRUST, SEI INDEX FUNDS,
EXECUTIVE VICE PRESIDENT -- SEI Investments (1986-1994)          5                      SEI INSTITUTIONAL INVESTMENTS TRUST,
DIRECTOR AND EXECUTIVE VICE PRESIDENT OF THE ADVISER,                                   SEI INSTITUTIONAL MANAGED TRUST,
THE ADMINISTRATOR AND THE DISTRIBUTOR (1981-1994)                                       SEI INSTITUTIONAL INTERNATIONAL TRUST,
                                                                                        SEI INSURANCE PRODUCTS TRUST,
                                                                                        SEI LIQUID ASSET TRUST
                                                                                        AND SEI TAX EXEMPT TRUST.

RETIRED SINCE 1992                                               5                                      None






December 31, 2001                       57             www.bishopstreetfunds.com

--------------------------------------------------------------------------------

                                      NOTES

--------------------------------------------------------------------------------

                                      NOTES

--------------------------------------------------------------------------------

                                      NOTES

INVESTMENT ADVISER
Bishop Street Capital Management
Honolulu, HI 96813

ADMINISTRATOR
SEI Investments Mutual Funds Services
Oaks, PA 19456

DISTRIBUTOR
SEI Investments Distribution Co.
Oaks, PA 19456

TRANSFER AGENT
DST Systems, Inc.
Kansas City, MO 64141

CUSTODIAN
Union Bank of California, N.A.
San Francisco, CA 94104

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
Philadelphia, PA 19103

AUDITORS
PricewaterhouseCoopers LLP
Philadelphia, PA 19103

                                 [BISHOP STREET
                                 LOGO OMITTED]


       For more information about Bishop Street Funds, Call 1-800-262-9565 or your Investment Specialist
                  Visit us online at www.bishopstreetfunds.com

[BISHOP STREET   Bishop Street Funds
LOGO OMITTED]    P.O. Box 3708
                 Honolulu, HI 96811



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS' SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE BISHOP STREET FUNDS ARE DISTRIBUTED BY SEIINVESTMENTS DISTRIBUTION CO., WHICH IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK, BANK OF THE WEST OR BANCWEST CORPORATION. BANCWEST CORPORATION IS A WHOLLY-OWNED SUBSIDIARY OF BNP PARIBAS.

BSF-AR-006-07